UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

AVITA MEDICAL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

To the Security Holders of

AVITA MEDICAL, INC.

Re: 2023 Annual Meeting of Stockholders

Dear Stockholders,

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of AVITA Medical, Inc. (the “Company”). The Annual Meeting will be held virtually on June 6, 2023, at 3:00 p.m. Pacific Daylight Time (being June 7, 2023, at 8:00 a.m. Australian Eastern Standard Time) via a live audio webcast with an online voting platform at meetnow.global/MD7TYY7. You will not be able to attend the meeting at a physical location.

All holders of the Company’s shares of common stock (“Common Stock”) and CHESS Depositary Interests (“CDIs”) as of 5:00 p.m. on April 13, 2023 (Pacific Daylight Time) (being 10:00 a.m. on April 14, 2023 (Australian Eastern Standard Time)) (the “Record Date”) are entitled to receive notice of, and to vote at, the Annual Meeting. The formal Notice of the Annual Meeting follows on the next page. Details regarding the business to be conducted at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement.

Holders of Common Stock may vote during the Annual Meeting via the online voting platform and also submit questions. Holders of CDIs will not be able to vote during the Annual Meeting via the online voting platform but will be able to submit questions virtually. Holders of CDIs can, however, direct CHESS Depositary Nominees Pty Ltd (“CDN”) to vote the Common Stock underlying their CDIs. Additionally, you may vote your shares of Common Stock or CDIs by following the instructions on the enclosed proxy card or CDI Voting Instruction Form (as applicable). If you hold your shares of Common Stock through an account with a brokerage firm, bank, or other nominee, please follow the instructions you receive from them as to how to vote your shares of Common Stock. Further details regarding how holders of Common Stock and CDIs can vote are set out in this Proxy Statement.

Your vote is extremely important. The Company hopes that all eligible holders of its Common Stock and CDIs participate in the Annual Meeting virtually. Whether or not you plan to attend the virtual Annual Meeting, you are urged to promptly vote or submit your proxy card or CDI Voting Instruction Form as soon as possible so that your shares of Common Stock (or shares of Common Stock underlying your CDIs) will be represented and voted at the Annual Meeting in accordance with your instructions.

Sincerely yours,

Lou Panaccio
Chairman of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 6, 2023, AT 3:00 PM PACIFIC DAYLIGHT TIME (BEING

JUNE 7, 2023 AT 8:00 AM AUSTRALIAN EASTERN STANDARD TIME)

To the Stockholders of

AVITA MEDICAL, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of AVITA Medical, Inc. (the “Company”), a Delaware corporation, will be held on June 6, 2023, at 3:00 p.m. Pacific Daylight Time (being June 7, 2023, at 8:00 a.m. Australian Eastern Standard Time), by way of a virtual meeting conducted via live webcast with an online voting platform at meetnow.global/MD7TYY7 for the following purposes:

1.	To elect seven directors to serve for a one-year term or until their respective successors have been duly elected and qualified;

2.	To ratify the appointment of Grant Thornton LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2023;

3.

To approve the grant of restricted stock units to acquire shares of the Company’s Common Stock (which may be represented by CHESS Depositary Interests (“CDIs”)) equal in value to $87,500 (at the time of the grant) and the grant of options to acquire shares of Common Stock (which may be represented by CDIs) equal in value to $37,500 (at the time of the grant) to Mr. Lou Panaccio on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

4.

To approve the grant of restricted stock units to acquire shares of Common Stock (which may be represented by CDIs) equal in value to $87,500 (at the time of the grant) and the grant of options to acquire shares of Common Stock (which may be represented by CDIs) equal in value to $37,500 (at the time of the grant) to Professor Suzanne Crowe on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

5.

To approve the grant of restricted stock units to acquire shares of Common Stock (which may be represented by CDIs) equal in value to $87,500 (at the time of the grant) and the grant of options to acquire shares of Common Stock (which may be represented by CDIs) equal in value to $37,500 (at the time of the grant) to Mr. Jeremy Curnock Cook on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

6.

To approve the grant of restricted stock units to acquire shares of Common Stock (which may be represented by CDIs) equal in value to $87,500 (at the time of the grant) and the grant of options to acquire shares of Common Stock (which may be represented by CDIs) equal in value to $37,500 (at the time of the grant) to Ms. Jan Stern Reed on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

7.

To approve the grant of restricted stock units to acquire shares of Common Stock (which may be represented by CDIs) equal in value to $147,000 (at the time of the grant) and the grant of options to acquire shares of Common Stock (which may be represented by CDIs) equal in value to $63,000 (at the time of the grant) to Mr. Robert McNamara on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11, in recognition of Mr. McNamara being appointed as a new director of the Company during 2023;

8.

To approve the grant of restricted stock units to acquire shares of Common Stock (which may be represented by CDIs) equal in value to $87,500 (at the time of the grant) and the grant of options to acquire shares of Common Stock (which may be represented by CDIs) equal in value to $37,500 (at the time of the grant) to Mr. Robert McNamara on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

9.

To approve the grant of restricted stock units to acquire shares of Common Stock (which may be represented by CDIs) equal in value to $147,000 (at the time of the grant) and the grant of options to acquire shares of Common Stock (which may be represented by CDIs) equal in value to $63,000 (at the time of the grant) to Mr. Cary Vance on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11, in recognition of Mr. Vance being appointed as a new director of the Company during 2023;

10.

To approve the grant of restricted stock units to acquire shares of Common Stock (which may be represented by CDIs) equal in value to $87,500 (at the time of the grant) and the grant of options to acquire shares of Common Stock (which may be represented by CDIs) equal in value to $37,500 (at the time of the grant) to Mr. Cary Vance on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

11.

To approve the grant of options to acquire 100,000 shares of common stock of the Company (which may be represented by CDIs) to the Company’s Chief Executive Officer, Mr. James Corbett, on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

12.

To approve (a) an amendment to the 2020 Omnibus Incentive Plan (the “Plan), the terms of which are summarized in this Proxy Statement (the “Plan Amendment”); and (b) for purposes of ASX Listing Rule 7.2 Exception 13(b) and for all other purposes, the issue of equity securities in the Company under and subject to the terms of the Plan within three years from the date that this proposal is approved by the Company’s stockholders as an exception to ASX Listing Rule 7.1;

13.

To approve (a) the adoption of the Company’s Employee Stock Purchase Plan (the “ESPP”), the terms of which are summarized in this Proxy Statement; and (b) for the purposes of ASX Listing Rule 7.2 Exception 13(b) and for all other purposes, the issue of equity securities in the Company under and subject to the terms of the ESPP within three years from the date that this proposal is approved by the Company’s stockholders as an exception to ASX Listing Rule 7.1;

14.	Advisory vote to approve the compensation of the Company’s named executive officers; and

15.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed 5:00 p.m. (Pacific Daylight Time) on April 13, 2023 (being 10:00 a.m. AEST on April 14, 2023) as the record date for the Annual Meeting and only record holders of shares of Common Stock at that time will be entitled to receive notice of, and to electronically vote at, the Annual Meeting or any adjournment or adjournments thereof. Holders of CDIs of the Company at that time will be entitled to receive notice of, and to virtually attend (but not vote at), the Annual Meeting or any adjournment or adjournments thereof. This Proxy Statement and the accompanying proxy and CDI Voting Instruction Form are being mailed on or about April 18, 2023.

By Order of the Board of Directors,

Donna Shiroma
General Counsel and Secretary

Valencia, CA XXXX, 2023

IMPORTANT

THE 2023 ANNUAL MEETING WILL BE HELD BY WAY OF A VIRTUAL MEETING CONDUCTED VIA LIVE WEBCAST. IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE RESOLUTIONS INCLUDED ON THE ENCLOSED PROXY CARD OR CDI VOTING INSTRUCTION FORM (AS APPLICABLE) AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES (IN RELATION TO THE PROXY CARD) AND WHICH REQUIRES NO POSTAGE IF MAILED IN AUSTRALIA (IN RELATION TO THE CDI VOTING INSTRUCTION FORM). HOLDERS OF THE COMPANY’S COMMON STOCK MAY ALSO VOTE AT THE MEETING VIRTUALLY BY THE ONLINE VOTING PLATFORM. HOLDERS OF CDIS WILL NOT BE ABLE TO VOTE DURING THE ANNUAL MEETING VIA THE ONLINE VOTING PLATFORM, HOWEVER HOLDERS OF CDIS

CAN DIRECT CHESS DEPOSITARY NOMINEES PTY LTD TO VOTE THE COMMON STOCK UNDERLYING THEIR CDIS AT THE ANNUAL MEETING BY COMPLETING THE CDI VOTING INSTRUCTION FORM.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 6, 2023, AT 3:00 P.M. (PACIFIC DAYLIGHT TIME) (BEING JUNE 7, 2023 AT 8:00 A.M. AUSTRALIAN EASTERN STANDARD TIME))

The Notice of Annual Meeting of Stockholders, Proxy Statement and the Annual Report to Stockholders are available on the following website: http://www.edocumentview.com/RCEL

AVITA MEDICAL, INC.

28159 Avenue Stanford, Suite 220

Valencia, CA 91355

PROXY STATEMENT

for

ANNUAL MEETING OF STOCKHOLDERS

to be held on June 6, 2023, at 3:00 p.m. (Pacific Daylight Time)

(being June 7 2023, at 8:00 a.m. (Australian Eastern Standard Time (“AEST”))

SOLICITATION OF PROXY

The accompanying proxy is solicited on behalf of the board of directors (the “Board of Directors”) of AVITA Medical, Inc., a Delaware corporation (“AVITA” or the “Company”), for use at the annual meeting of stockholders of the Company (the “Annual Meeting”) to be held on June 6, 2023, at 3:00 p.m. Pacific Daylight Time (being June 7, 2023, at 8:00 a.m. Australian Eastern Standard Time) by way of a virtual meeting conducted via live webcast with an online voting platform at meetnow.global/MD7TYY7. This Proxy Statement contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting. In addition to mail, proxies may be solicited in person or by telephone, facsimile and email by the Company’s directors, officers and regular employees, without additional compensation. The Company will bear the cost of solicitation of proxies. Brokerage houses, banks and other custodians, nominees and fiduciaries will be reimbursed for out-of-pocket and reasonable expenses incurred in forwarding proxies and proxy statements.

The Board of Directors has set 5:00 p.m. Pacific Daylight Time on April 13, 2023 (being 10:00 a.m. AEST on April 14, 2023) as the record date (the “Record Date”) to determine those holders of record of Common Stock who are entitled to notice of, and to electronically vote at, the Annual Meeting and those holders of CHESS Depositary Interests (“CDIs”) (representing the underlying shares of Common Stock) who are entitled to notice of, and to virtually attend (but not vote at), the Annual Meeting. Each share of Common Stock (including the underlying shares of Common Stock represented by CDIs, with five CDIs representing one share of Common Stock) entitles its owner to one vote. On the Record Date, there were xx,xxx,xxx shares of Common Stock outstanding (including the shares of Common Stock underlying CDIs). On or about April 18, 2023, this Proxy Statement, the proxy card (the “Proxy Card” or “Proxy”) and the CDI Voting Instruction Form (as applicable) are being mailed to stockholders and CDI holders of record as of the Record Date.

IMPORTANT: To ensure that your shares of Common Stock are represented at the Annual Meeting, please vote your shares of Common Stock (or, for CDI holders, direct CHESS Depositary Nominees Pty Ltd (“CDN”) to vote your CDIs) via marking, signing, dating, and returning the enclosed Proxy Card or CDI Voting Instruction Form (as applicable) to the address specified. If you attend the virtual Annual Meeting, you may vote via the online platform at meetnow.global/MD7TYY7 if you qualify to do so, even if you have previously voted your shares of Common Stock, except that CDI holders may only instruct CDN to vote on their behalf by completing and signing the CDI Voting Instruction Form and may not electronically vote during the virtual Annual Meeting.

ABOUT THE MEETING

What is being considered at the meeting?

You will be voting on the following:

•	Proposal 1: To elect seven directors to serve for one-year terms or until their respective successors have been duly elected and qualified;

•	Proposal 2: The ratification of the appointment of Grant Thornton LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2023;

•

Proposal 3: To approve the grant of restricted stock units to acquire shares of Common Stock (which may be represented by CDIs) equal in value to $87,500 (at the time of the grant) and the grant of options to acquire shares of Common Stock (which may be represented by CDIs) equal in value to $37,500 (at the time of the grant) to Mr. Lou Panaccio on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

•

Proposal 4: To approve the grant of restricted stock units to acquire shares of Common Stock (which may be represented by CDIs) equal in value to $87,500 (at the time of the grant) and the grant of options to acquire shares of Common Stock (which may be represented by CDIs) equal in value to $37,500 (at the time of the grant) to Professor Suzanne Crowe on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

•

Proposal 5: To approve the grant of restricted stock units to acquire shares of Common Stock (which may be represented by CDIs) equal in value to $87,500 (at the time of the grant) and the grant of options to acquire shares of Common Stock (which may be represented by CDIs) equal in value to $37,500 (at the time of the grant) to Mr. Jeremy Curnock Cook on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

•

Proposal 6: To approve the grant of restricted stock units to acquire shares of Common Stock (which may be represented by CDIs) equal in value to $87,500 (at the time of the grant) and the grant of options to acquire shares of Common Stock (which may be represented by CDIs) equal in value to $37,500 (at the time of the grant) to Ms. Jan Stern Reed on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

•

Proposal 7: To approve the grant of restricted stock units to acquire shares of Common Stock (which may be represented by CDIs) equal in value to $147,000 (at the time of the grant) and the grant of options to acquire shares of Common Stock (which may be represented by CDIs) equal in value to $63,000 (at the time of the grant) to Mr. Robert McNamara on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11, in recognition of Mr. McNamara being appointed as a new director of the Company during 2023;

•

Proposal 8: To approve the grant of restricted stock units to acquire shares of Common Stock (which may be represented by CDIs) equal in value to $87,500 (at the time of the grant) and the grant of options to acquire shares of Common Stock (which may be represented by CDIs) equal in value to $37,500 (at the time of the grant) to Mr. Robert McNamara on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

•

Proposal 9: To approve the grant of restricted stock units to acquire shares of Common Stock (which may be represented by CDIs) equal in value to $147,000 (at the time of the grant) and the grant of options to acquire shares of Common Stock (which may be represented by CDIs) equal in value to $63,000 (at the time of the grant) to Mr. Cary Vance on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11, in recognition of Mr. Vance being appointed as a new director of the Company during 2023;

•	Proposal 10: To approve the grant of restricted stock units to acquire shares of Common Stock (which may be represented by CDIs) equal in value to $87,500 (at the time of the grant) and the grant of options to acquire shares of Common Stock (which may be represented by CDIs) equal in value to $37,500 (at the time of the grant) to Mr. Cary Vance on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

•

Proposal 11: To approve the grant of options to acquire 100,000 shares of common stock of the Company (which may be represented by CDIs) to the Company’s Chief Executive Officer, Mr. James Corbett, on the terms and conditions set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.11;

•

Proposal 12: To approve (a) an amendment to the 2020 Omnibus Incentive Plan (the “Plan”), the terms of which are summarized in this Proxy Statement (the “Plan Amendment”); and (b) for purposes of ASX Listing Rule 7.2 Exception 13(b) and for all other purposes, the issue of equity securities in the Company under and subject to the terms of the Plan for three years commencing on the date that this proposal is approved by the Company’s stockholders as an exception to ASX Listing Rule 7.1;

•

Proposal 13: To approve (a) the adoption of the Company’s Employee Stock Purchase Plan (the “ESPP”), the terms of which are summarized in this Proxy Statement; and (b) for the purposes of ASX Listing Rule 7.2 Exception 13(b) and for all other purposes, the issue of equity securities in the Company under and subject to the terms of the ESPP within three years from the date that this proposal is approved by the Company’s stockholders as an exception to ASX Listing Rule 7.1; and

•	Proposal 14: Advisory vote to approve the compensation of the Company’s named executive officers.

Who is entitled to vote at the meeting?

You may vote if you owned Common Stock or CDIs on the Record Date. Each share of Common Stock is entitled to one vote. Each CDI holder is entitled to direct CDN to vote one vote for every five CDIs held by such holder on the Record Date.

What does it mean to be a stockholder of record?

If, on the Record Date, your shares of Common Stock were registered directly in your name with the Company’s transfer agent, Computershare, then you are a “stockholder of record.” As a stockholder of record, you are entitled to vote on all matters to be voted on at the Annual Meeting. Whether or not you plan to attend the annual meeting online, the Company urges you to vote by the internet at meetnow.global/MD7TYY7, by telephone, or (if you are reviewing a paper copy of this proxy statement) to fill out and return the proxy card that was included with the proxy statement, to ensure your vote is counted.

What does it mean to beneficially own shares in “street name?”

If, on the Record Date, your shares of Common Stock were held in an account at a broker, bank, or other financial institution (the Company will refer to those organizations collectively as a “broker”), then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker. The broker holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker on how to vote the shares in your account. The information you receive from the broker will include instructions on how to vote your shares. In addition, you may request paper copies of the Proxy Statement and voting instructions by following the instructions on the notice provided by your broker.

Your broker is not permitted to vote on your behalf on any matter to be considered at the Annual Meeting (other than ratifying the Company’s appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm) unless you specifically vote in accordance with the instructions provided by your broker. The Company encourages you to communicate your voting decisions to your broker before the deadlines described elsewhere in this proxy statement to ensure that your vote will be counted.

What does it mean to be a holder of CDIs?

CDIs are issued by the Company through CDN and traded on the Australian Securities Exchange (the “ASX”). If you own the Company’s CDIs, then you are the beneficial owner of one share of Common Stock for every five CDIs that you own. CDN or its custodian is considered the shareholder of record for the purposes of voting at the Company’s Annual Meeting. As the beneficial owner, you have the right to direct CDN or its custodian as to how to vote the shares in your account. As a beneficial owner, you are invited to attend the Annual Meeting. However, because you are not a stockholder of record, if you personally want to vote the shares of Common Stock underlying your CDIs at the Annual Meeting, you must inform CDN via your CDI Voting Instruction Form that you wish to nominate yourself (or another person, including the Chair of the Annual Meeting) to be appointed as CDN’s proxy for the purposes of virtually attending and voting at the Annual Meeting.

Under the rules governing CDIs, CDN is not permitted to vote on your behalf on any matter to be considered at the Annual Meeting unless you specifically instruct CDN how to vote. The Company encourages you to communicate your voting decisions to CDN in advance of the Annual Meeting to ensure that your vote will be counted by completing the enclosed CDI Voting Instruction Form and returning it to the address specified on that form.

How many votes must be present to hold the meeting?

Your shares are counted as present at the meeting if you attend the meeting virtually and vote via the online platform at meetnow.global/MD7TYY7 or if you properly return a Proxy (in the case of holders of Common Stock) or CDI Voting Instruction Form (in the case of holders of CDIs). To conduct the meeting, the holders of not less than a majority in voting power of the outstanding shares of stock entitled to vote must be present at the meeting in person or by proxy. This is referred to as a quorum. On the Record Date, there were xx,xxx,xxx outstanding shares of Common Stock (including Common Stock underlying CDIs) entitled to vote.

How do I vote if I hold shares of Common Stock?

Registered holders of Common Stock can vote in three ways:

•

by attending the meeting virtually via live webcast and voting using the online voting platform at meetnow.global/MD7TYY7 using the 16-digit Control Number provided in the Notice of Annual Meeting to log in to the website;

•

by submitting a proxy over the internet by following the instructions [on the website referred to in the Notice of Internet Availability of Proxy Materials on the Proxy Card by no later than x:xx p.m. (Pacific Standard Time) / x:xx p.m. (Eastern Standard Time) on ____, 2023 (being x:xx am (AEDT) on _______, 2023) ]; or

•	by completing, signing, and returning the enclosed Proxy Card in accordance with the instructions on such card.

If you hold shares of Common Stock in “street name,” you will need to follow the instructions provided by the broker, bank or other nominee that holds your shares.

How do I vote if I hold CDIs?

Each CDI holder as of the Record Date is entitled to direct CDN to vote one vote for every five CDIs held by such holder. Those persons holding CDIs as of the Record Date are entitled to receive notice of and to attend the Annual Meeting virtually and any adjournment or postponement thereof. Holders of CDIs as of the Record Date may direct CDN to vote their underlying shares of Common Stock at the Annual Meeting by returning the CDI Voting Instruction Form to Computershare Australia, the agent the Company has designated for the collection and processing of voting instructions from the Company’s CDI holders. Votes must be received by Computershare Australia by no later than 9:00 am (AEST) on Thursday, June 1, 2023, (being 4:00 pm Pacific Daylight Time / 7:00 pm Eastern Daylight Time on Wednesday, May 31, 2023) in accordance with the instructions on such form, in order for CDN to vote on CDI holders’ behalf in accordance with their written directions.

Alternatively, CDI holders can inform CDN via the CDI Voting Instruction Form that they wish to nominate themselves or another person (including the Chair of the Annual Meeting) to be appointed as CDN’s proxy for the purposes of virtually attending and voting at the Annual Meeting. Holders of CDIs must comply with the instructions above if they wish to have their votes cast at the Annual Meeting.

Can I change my mind after I submit my Proxy or CDI Voting Instruction Form?

Yes, if you hold shares of Common Stock, you may change your mind at any time before a vote is taken at the meeting. You can do this by (1) signing another Proxy with a later date and submitting it in the same manner as the prior Proxy was submitted; (2) if you hold your shares in your name, voting again at the meeting via the online voting platform; or (3) if you hold your shares in street name, arranging with your broker to vote your shares at the Annual Meeting.

If you are a holder of CDIs and you direct CDN to vote by completing the CDI Voting Instruction Form, you may revoke those directions by delivering to Computershare Australia a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent, which notice must be received by Computershare Australia by no later than 9:00 am (AEST) on Thursday, June 1, 2023, (being 4:00 pm Pacific Daylight Time / 7:00 pm Eastern Daylight Time on Wednesday, May 31, 2023).

Will my shares or CDIs be voted if I do not provide my Proxy or CDI Voting Instruction Form?

If you hold your shares of Common Stock directly in your own name, they will not be voted if you do not provide a Proxy unless you personally vote at the meeting via the online voting platform. Your shares of Common Stock may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote a customer’s unvoted shares on certain “routine” matters. At the Annual Meeting, the proposal to ratify the appointment of the Company’s independent public accountants is such a “routine” matter. When a brokerage firm votes its customer’s unvoted shares, these shares are counted for the purposes of establishing a quorum.

If you hold CDIs, they will not be voted if you do not provide a completed CDI Voting Instruction Form to Computershare Australia by the relevant cut-off date, being 9;00 am (AEST) on Thursday, June 1, 2023 (being 4:00 pm Pacific Daylight Time / 7:00 pm Eastern Daylight Time on Wednesday, May 31, 2023).

What if I return my Proxy Card or CDI Voting Instruction Form but do not include voting instructions?

Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of the nominated directors, FOR the ratification of the appointment of the Company’s independent public accountants, FOR the approval of the grant of restricted stock units and options to each non-executive director, FOR the approval of the grant of options to the Company’s President and Chief Executive Officer, FOR the approval of the Plan Amendment, and FOR the approval of the Employee Stock Purchase Plan, but they will not be voted with respect to the advisory vote regarding compensation paid to the Company’s named executive officers.

If you are a beneficial owner of shares of Common Stock held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on routine matters (which at the Annual Meeting consists of the proposal regarding ratification of the appointment of the Company’s independent public accountants) but cannot vote on non-routine matters.

If a CDI holder does not include voting instructions in the CDI Voting Instruction Form in respect of a proposal no vote will be cast on that proposal for that CDI holder.

What does it mean if I receive more than one Proxy Card or CDI Voting Instruction Form?

If you receive more than one printed set of proxy materials, it means that you hold Common Stock or CDIs registered in more than one account. To ensure that all of your Common Stock or CDIs are voted, please submit proxies or CDI Voting Instruction Forms for all of your shares of Common Stock or CDIs (as applicable).

If possible, the Company recommends that you contact your broker and/or the Company’s transfer agent to consolidate as many accounts as possible under the same name and address. The Company’s transfer agent in the United States is Computershare Limited. Computershare Limited’s telephone number is 800-736-3001. The Company’s transfer agent in Australia is Computershare Australia. Computershare Australia’s telephone number is +61 39415 4000 (for overseas callers) or 1300 850 505 (for calls within Australia).

What vote is required to approve each item?

Directors are elected by a plurality of votes cast and the affirmative vote of the holders of a majority in voting power of the shares of stock of the Company which are present in person or by proxy and entitled to vote thereon is required for (i) the ratification of the appointment of the Company’s independent public accountants; (ii) the approval of the grant of restricted stock units and options to each non-executive director; (iii) the approval of the grant options to the Company’s President and CEO; (iv) the approval for the Plan Amendment; (v) the approval of the Employee Stock Purchase Plan; and (vi) the approval of the compensation paid to the Company’s named executive officers on a non-binding, advisory basis.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. In accordance with the requirements of ASX Listing Rule 3.13.2, the Company will disclose to ASX the voting results of the Annual Meeting immediately after the meeting. The Company will also report the results on a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission within four business days following the Annual Meeting.

Who pays for solicitation of proxies?

The Company is paying the cost of soliciting proxies and may request a proxy solicitor, brokerage firms and other custodians, nominees and fiduciaries to secure the voting instructions of holders of Common Stock and CDIs, in which case the Company will reimburse such persons for their reasonable out-of-pocket and reasonable expenses for sending proxy materials to holders and obtaining their votes. In addition to soliciting the proxies by mail, certain of the Company’s directors, officers and regular employees, without compensation, may solicit proxies personally or by telephone, facsimile and email. In connection with the foregoing, the Company has retained Okapi Partners LLC to solicit proxies on its behalf for the Annual Meeting. The Company has agreed to pay to Okapi Partners, LLC a fee of approximately $25,000. In Australia, the Company has engaged Georgeson Shareholder Communications Australia Pty Ltd. to solicit proxies from holders of CDIs. The Company has agreed to pay Georgeson Shareholder Communications Australia Pty Ltd. a fee of approximately $48,000.

How can I submit a proposal for the 2024 annual meeting of stockholders?

Requirements for Stockholder Proposals to Be Considered for Inclusion in the Company’s Proxy Materials. Stockholder proposals, including any nominee for election to the Board of Directors, to be considered for inclusion in the proxy statement and form of proxy relating to the 2024 annual meeting of stockholders must be received by December 18, 2023. In addition, all proposals will need to comply with Rule 14a-8 of the Securities

Exchange Act of 1934, as amended (the “Exchange Act”), which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials, as well as include the information required by the Company’s Bylaws. Stockholder proposals must be delivered to the Company’s Secretary at 28159 Avenue Stanford, Suite 220, Valencia, California, 91355.

Requirements for Stockholder Proposals to Be Brought Before the 2024 Annual Meeting of Stockholders. Notice of any director nomination or other proposal that you intend to present at the 2024 annual meeting of stockholders, but do not intend to have included in the proxy statement and form of proxy relating to the 2024 annual meeting of stockholders, must be delivered to the Company’s Secretary at 28159 Avenue Stanford, Suite 220, Valencia, California, 91355 no earlier than the close of business on February 3, 2024 and not later than the close of business on March 3, 2024. In addition, your notice must set forth the information required by the Company’s Bylaws with respect to each director nomination or other proposal that you intend to present at the 2024 annual meeting of stockholders.

Universal Proxy Requirements. In addition to satisfying the foregoing requirements under the Company’s Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 3, 2024.

Proposal No. 1

ELECTION OF DIRECTORS

The Company’s Board of Directors has one class of directors, with each director elected annually in accordance with the Company’s Bylaws for a term of one year or until his or her successor is duly elected and qualified, subject to such director’s earlier death, resignation, disqualification or removal. Unless specified to be voted otherwise, the persons named in the accompanying Proxy will vote for the election of the following persons as directors, all of whom are presently members of the Board of Directors, to hold office for the terms set forth below or until their respective successors have been elected and qualified. Each of the nominees has consented to serve as a director if elected.

The Board of Directors recommends that you vote for the nominees identified below.

Name	Age	Position with the Company and Principal Occupation	Director Since(1)	New Board Term Expires
Lou Panaccio	65	Chairman of the Board of Directors	2014	2024
James Corbett	64	Executive Director and Chief Executive Officer	2021	2024
Jeremy Curnock Cook	73	Director	2012	2024
Professor Suzanne Crowe	71	Director	2016	2024
Jan Stern Reed	62	Director	2021	2024
Robert McNamara	66	Director nominee	—	2024
Cary Vance	57	Director nominee	—	2024

(1)	Each of Mr. Panaccio, Mr. Cook and Ms. Crowe served on the Board of Directors prior to June 30, 2020, as a member of the board of AVITA Medical Pty Limited, the Company’s predecessor company.

Business Experience

Lou Panaccio has served as Non-Executive Chairman of the Board of Directors since July 2014. Mr. Panaccio is a successful healthcare businessman with extensive experience leading companies from concept to commercialization. Mr. Panaccio possesses more than 35 years of executive leadership experience in healthcare services and life sciences, including more than 25 years of board-level experience. Mr. Panaccio is currently a Non-Executive Director of ASX50 company and one of the world’s largest medical diagnostics companies, Sonic Healthcare Limited, where he has served since 2005. In addition, Mr. Panaccio is Non-Executive Director of Unison Housing Limited, was a Non-Executive Chairman of Genera Biosystems Limited until June 2019, is a Non-Executive Chairman of Adherium Limited and a Non-Executive Director of Rhythm Biosciences Limited, both of which are publicly listed (ASX) development-stage medical diagnostics/devices companies. We believe Mr. Panaccio is qualified to serve on our Board of Directors based on his extensive experience in the healthcare services and life sciences sectors and his experience in serving on boards.

James Corbett was appointed as President and CEO of the Company effective as of September 28, 2022. Mr. Corbett served as a Non-Executive Director from July 2021 to September 28, 2022. He has approximately 40 years of leadership experience in the medical device field, most recently, as CEO of CathWorks Ltd., a software-based medical technology company. Mr. Corbett has extensive global commercial and operating experience, serving as an expatriate General Manager of Baxter Japan and later as General Manager and President of Scimed Life Systems Inc. and Boston Scientific International respectively. During his career he has served as CEO of three publicly listed companies; Microtherapeutics Inc (MTIX), ev3 Inc (evvv), Alphatec Spine (ATEC). Mr. Corbett has also led two privately funded companies as CEO: Home Diagnostics Inc. and Vertos Medical. Mr. Corbett has extensive capital market and governance experience from both public and private environments. Mr. Corbett holds a Bachelor of Science in Business Administration from the University of Kansas. Mr. Corbett is a board member of two privately held medical device companies. We believe Mr. Corbett is qualified to serve on our board of directors based on his global commercial and operating expertise in supporting companies with their medical and scientific strategies.

Jeremy Curnock Cook has served as a Non-Executive Director since October 2012. He is a veteran in the life sciences/healthcare industry and has been actively supporting the commercialization of healthcare innovations and helping entrepreneurs build their international businesses over the past 45 years. Founder and Managing Director of BioScience Managers, Mr. Curnock Cook brings his decades of international experience to our Board of Directors. Over his career, Mr. Curnock Cook has successfully managed in excess of US $1 billion in equity investments. He launched the first dedicated biotechnology fund for the Australian market and is a former head of the life science private equity team at Rothschild Asset Management, an early pioneer and significant investor in the sector. In his early career he founded the International Biochemicals Group which he successfully sold to Royal Dutch Shell. Mr. Curnock Cook co-created a European-focused seed fund with Johnson & Johnson and built the International Biotechnology Trust. Mr. Curnock Cook has served on more than 40 boards of directors in the life science sector in the UK, Europe, USA, Canada, Japan and Australia. In addition to serving on our Board of Directors, Mr. Curnock Cook currently serves on the following boards: International BioScience Managers Ltd appointed March 2000, Bioscience Managers Pty Ltd appointed January 2003, REX Bionics Pty Ltd appointed February 2012, Sea Dragon appointed October 2012, Adherium Ltd appointed April 2015, Bioscience Managers UK Ltd appointed August 2017, Marine Department Ltd, appointed January 2019, JLCC Ltd appointed December 2019, CRiL appointed November 2020 and Humanetix Ltd appointed September 2021. We believe Mr. Curnock Cook is qualified to serve on our Board of Directors based on his extensive experience in the life sciences sector.

Professor Suzanne Crowe AO has served as a Non-Executive Director since January 2016. Australian-based, she is a physician-scientist and ASX/Nasdaq-listed company director with expertise in supporting companies with their medical and scientific strategies. A Fellow of the Australian Institute of Company Directors, and Emeritus Professor, Monash University Melbourne, she is currently a Non-Executive Director of Sonic Healthcare Ltd, a large global medical diagnostics company. Past board positions include St Vincent’s Health Australia Ltd (2012-2021), the country’s largest not-for-profit health and aged care provider. After 35 years at both, she has recently retired from the Burnet Institute, having served as Associate Director Clinical Research, and The Alfred Hospital Melbourne, where she held the appointment of Senior Specialist Physician in Infectious Diseases. She was appointed as Officer of the Order of Australia in June 2020 in recognition of her distinguished services to health, clinical governance, biomedical research, and education. We believe Professor Crowe is qualified to serve on our Board of Directors based on her technical experience and extensive expertise in supporting companies with their medical and scientific strategies.

Jan Stern Reed has served as a Non-Executive Director since July 2021. She has more than 35 years of legal, management and business leadership experience primarily within the healthcare industry, and brings significant expertise in corporate governance, compliance, and risk management. Ms. Reed served as Senior Vice President, General Counsel and Corporate Secretary at Walgreens Boots Alliance, Inc., a global pharmacy-led, health and wellbeing company. Prior to Walgreens, Ms. Reed was Executive Vice President, Human Resources, General Counsel and Corporate Secretary of Solo Cup Company, where she was responsible for the legal, human resources, internal audit, corporate communications, and compliance functions. Prior to Solo Cup Company, she was Associate General Counsel, Corporate Secretary and Chief Corporate Governance Officer at Baxter International, Inc. Ms. Reed holds a Bachelor of Arts degree from the University of Michigan and a Juris Doctor from the Northwestern University Pritzker School of Law. Ms. Reed currently serves as a board member of Stepan Co. (NYSE: SCL), a major manufacturer of specialty and intermediate chemicals used in a broad range of industries, and AngioDynamics, Inc. (NASDAQ: ANGO), an industry-leading and transformative medical technology company focused on restoring healthy blood flow in the body’s vascular system, expanding cancer treatment options, and improving quality of life for patients. We believe Ms. Reed is qualified to serve on our Board of Directors based on her extensive experience in legal, human resources, corporate governance, general management and business leadership, primarily within the healthcare industry.

Robert McNamara is a director nominee and appointed to serve as a Non-Executive Director effective April 1, 2023. He is an accomplished senior executive with over 25 years of leadership experience in public and privately held companies in the medical device and technology industries. His extensive experience in operations and financial management spans across early stage, high growth, and mature companies. He is currently a member of the Board of Directors and Chair of Audit Committee for Axonics Modulation Technologies and Teknova. Additionally, Mr. McNamara is a member of the Board of Directors and Chair of Compensation Committee for Xtant Medical Holdings. Prior to these appointments, Mr. McNamara served as Executive Vice President, Chief Financial Officer of LDR Holding/Spine. Prior to this role, he served as the Chief Financial Officer of three publicly traded medical device companies Accuray, Somnus Medical Technologies, and Target Therapeutics. Mr. McNamara holds a Bachelor of Science in Accounting from the University of San Francisco and an MBA. from The Wharton School, University of Pennsylvania. We believe Mr. McNamara is qualified to serve on our Board of Directors because of his experience with financial management and other requirements of U.S. public and private companies, and considerable expertise in the medical device and technology industries.

Cary Vance is a director nominee and appointed to serve as a Non-Executive Director effective April 1, 2023. He has over 25 years of extensive leadership experience with commercial and operational expertise in the healthcare industry. He is currently the President and Chief Executive Officer of Titan Medical, a position he has held since July 2022. Prior to this appointment, he served as an independent director for Titan Medical’s Board of Directors. Previously, Mr. Vance served as President and CEO of XCath, a privately held neurovascular robotics company, having also served in similar roles at OptiScan Biomedical and Myoscience. Prior to these roles, he served as President and CEO of Hansen Medical, a publicly held robotics company from 2014 to 2016. Additional executive leadership experience includes roles include at Teleflex, Covidien, and GE Healthcare. Mr. Vance holds both a Bachelor of Arts degree in Economics and an MBA from Marquette University. We believe Mr. Vance is qualified to serve on our Board of Directors based on his leadership experience and extensive expertise in commercial and operations in the healthcare industry.

Current Committee Table (as of March 28, 2023)

The current committees of the Board and their respective members are as follows:

Director	Independent	Compensation Committee	Audit Committee	Nominating & Corporate Governance Committee
Lou Panaccio	X	Member	Member	Member
Jeremy Curnock Cook	X	Member	Interim Chair	Member
Professor Suzanne Crowe	X	Member		Member
Jan Stern Reed	X	Chair	Member	Chair

Each of these committees operates under a written charter and reports regularly to the Board. A copy of each of these committee charters is available in the “Investors” section of the Company’s website under the heading “Corporate Governance” at ir.avitamedical.com, and copies may also be obtained by request through the “Contact” heading at the same website address.

Audit Committee

Nasdaq Marketplace Rules require us to establish an audit committee comprised of at least three members, each of whom is financially literate and satisfies the respective “independence” requirements of the SEC and Nasdaq and one of whom has accounting or related financial management expertise at senior levels within a company. In addition, the 4th Edition of the ASX’s Corporate Governance Principles and Recommendations recommend that the Company has an Audit Committee comprised of at least three members, all of whom are non-executive directors and a majority of whom are “independent” directors, and which is chaired by an independent director who is not the chair of the board.

The Company has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Company’s Audit Committee assists the Board of Directors in overseeing the accounting and financial reporting processes of the Company and audits of its financial statements, including the integrity of the Company’s financial statements, compliance with legal and regulatory requirements, the Company’s registered public accounting firm’s qualifications and independence, and such other duties as may be directed by the Board of Directors. The Audit Committee is also required to assess risk management in conjunction with the Board.

The Company’s Audit Committee currently consists of three Board members, each of whom satisfies the “independence” requirements of the SEC, Nasdaq Marketplace Rules, and the 4th Edition of the ASX’s Corporate Governance Principles and Recommendations. The Company’s Audit Committee is currently composed of Jeremy Curnock Cook, Lou Panaccio and Jan Stern Reed. Each qualifies as an “independent director” within the meaning of Nasdaq Marketplace Rules and the 4th Edition of the ASX’s Corporate Governance Principles and Recommendations. Mr. Corbett was the Chairman of the Audit Committee from February 23, 2022, through September 28, 2022. Mr. Corbett stepped down from his role on the Audit Committee following his appointment to President and CEO of the Company on September 28, 2022. Prior to his appointment to President and CEO, Mr. Corbett was an independent director. Mr. Curnock Cook is the current Interim Audit Committee Chair and was appointed to that role as of September 28, 2022, following Mr. Corbett’s transition to President and CEO of the Company. The Company’s Board of Directors has determined that Mr. Curnock Cook is an “audit committee financial expert,” as defined in item 407(d)(5)(ii) of Regulations S-K. The Audit Committee held a total of six meetings during the year ended December 31, 2022. The meetings attended by each Director, and the number of meetings that they were eligible to attend, is as follows:

Audit Committee Meeting Attendance
Meetings attended/Eligible to attend
Lou Panaccio	4/6
Jeremy Curnock Cook*	4/6
Jan Stern Reed	6/6
James Corbett**	6/6
Dr. Michael Perry***	3/4

*

Mr. Curnock Cook stepped down from his role on the Audit Committee shortly after December 31, 2021, however, he was re-appointed to the Audit Committee as Interim Chair on September 28, 2022, following the appointment of Mr. James Corbett as President and CEO of the Company.

**	Mr. James Corbett was named the Company’s President and CEO on September 28, 2022, and stepped down from his role on the Audit Committee from that date.
***

Dr. Michael Perry was not a member of the Audit Committee but was in attendance at all Audit Committee meetings from January 1, 2022 up to the date he ceased to be President and CEO on September 28, 2022

Compensation Committee

The Company’s Board of Directors has established a Compensation Committee, which is comprised of independent directors, within the meaning of NASDAQ Marketplace Rules and also the 4th Edition of the ASX’s Corporate Governance Principles and Recommendations. The Compensation Committee is comprised solely of non-executive directors and is also chaired by an independent director in accordance with the 4th Edition of the ASX’s Corporate Governance Principles and Recommendations. The Compensation Committee is responsible for reviewing the salary, incentives and other benefits of the Company’s directors, senior executive officers and employees, and for making recommendations on such matters for approval by the Board of Directors. The Compensation Committee is also responsible for overseeing and advising the Company’s Board of Directors with regard to the adoption of policies that govern our compensation programs. Professor Suzanne Crowe, Jeremy Curnock Cook, Jan Stern Reed and Lou Panaccio are the current members of the Compensation Committee, and each qualifies as an “independent director” within the meaning of NASDAQ Marketplace Rules and the 4th Edition of the ASX’s Corporate Governance Principles and Recommendations. Jan Stern Reed is the chair of the Compensation Committee (being an independent director who is not the chair of the board).

The Compensation Committee held a total of 10 meetings during the year ended December 31, 2022. The meetings attended by each Director, and the number of meetings that they were each eligible to attend is as follows:

Compensation Committee Meeting Attendance
Meetings attended/Eligible to attend
Lou Panaccio	9/10
Jeremy Curnock Cook	9/10
Professor Suzanne Crowe	10/10
Jan Stern Reed	10/10
James Corbett*	6/6
Dr. Michael Perry**	4/4

*	Mr. James Corbett was named the Company’s President and CEO on September 28, 2022, and stepped down from his role on the Compensation Committee from that date.
**

Dr. Michael Perry was not a member of the Compensation Committee but was in attendance at all Compensation Committee meetings from January 1, 2022, up to the date that he ceased to be President and CEO on September  28,2022.

Nominating & Corporate Governance Committee

The Company’s Board of Directors has established a Nominating & Corporate Governance Committee (the “Nominating Committee”). The 4th Edition of the ASX’s Corporate Governance Principles and Recommendations recommends that a Nominating Committee should have at least three members, a majority of whom are independent directors and should also be chaired by an independent director. Professor Suzanne Crowe, Lou Panaccio, Jan Stern Reed and Jeremy Curnock Cook are the current members of the Nominating Committee, and each qualifies as an “independent director” within the meaning of NASDAQ Marketplace Rules and the 4th Edition of the ASX’s Corporate Governance Principles and Recommendations. Jan Stern Reed is the chair of the Nominating Committee (being an independent director). The Nominating Committee is responsible for identifying individuals qualified to become members of the Board of Directors, recommending nominees for election at stockholder meetings or to fill vacancies that arise on the Company’s Board of Directors, and recommending qualified and experienced directors to serve on the committees of the Board of Directors. In addition, the Nominating Committee is responsible for leading the Board of Directors through the completion of a self-evaluation of the Board, its committees, and individual directors.

The Nominating Committee held a total of four meetings during the year ended December 31, 2022. The meetings attended by each Director, and the number of meetings that they were eligible to attend, is as follows:

Nominating & Corporate Governance Committee Meeting Attendance
Meetings attended/Eligible to attend
Lou Panaccio	2/4
Jeremy Curnock Cook	4/4
Professor Suzanne Crowe	4/4
Jan Stern Reed	4/4
James Corbett*	4/4
Dr. Michael Perry**	3/3

*	Mr. James Corbett was named the Company’s President and CEO on September 28, 2022, and stepped down from his role on the Nominating Committee from that date.
**

Dr. Michael Perry was not a member of the Nominating Committee but was in attendance at all Nominating and Corporate Governance Committee meetings from January 1, 2022 up to the date he ceased to be President and CEO on September 28, 2022.

Process for Nominating Potential Director Candidates

The Nominating Committee is responsible for identifying and evaluating potential director candidates and recommending qualified candidates for election by the stockholders consistent with criteria approved by the Board. Nominees for director are selected by the Nominating Committee on the basis of their (i) economic, academic, financial, and other expertise, skills, knowledge, and achievements useful to the oversight of the Company’s business; (ii) integrity, demonstrated sound business judgment, and high moral and ethical character; (iii) diversity of viewpoints, backgrounds, experiences, and other demographics; (iv) business or other relevant professional experience; (v) capacity and desire to represent the balanced, best interests of the Company and its stockholders as a whole and not primarily a special interest group or constituency; (vi) ability and willingness to devote time to the affairs and success of the Company and in fulfilling the responsibilities of a director; and (vii) the extent to which the interplay of the candidate’s expertise, skills, knowledge, and experience with that of other Board members will build a Board that is effective, collegial, and responsive to the needs of the Company.

The Nominating Committee does not have a formal diversity policy with respect to the Board, but it reviews the background and qualifications of each nominee to determine such nominee’s experience, competence, and character and assesses such nominee’s potential contribution to the Board of Directors, taking into account the then-existing composition of the Board of Directors and such other factors as the Nominating Committee deems appropriate. The Board should collectively possess skills, industry, and other knowledge and expertise, and business and other experience useful for the effective oversight of the Company’s business. The Nominating Committee believes that the business experience of its directors has been, and continues to be, critical to the Company’s development and plan of operation.

The Nominating Committee values the input of stockholders in identifying director candidates. Accordingly, although the Nominating Committee does not have a specific policy with regard to the consideration of candidates recommended by stockholders, the Nominating Committee considers recommendations for Board candidates submitted by stockholders using substantially the same criteria it applies to recommendations from the Nominating Committee, directors and members of management. Any such nominations should be submitted to the Nominating Committee in line with the instructions provided under the caption “How can I submit a proposal for the 2024 annual meeting of stockholders?” above and in compliance with other specific procedural requirements set forth in the Bylaws.

Board Diversity Matrix (as of December 31, 2022)
	Number	Female	Male	Non-Binary	Did Not Disclose Gender
Board Size:
Total Number of Directors	5
Gender:
Directors	—	2	3	—	—
Number of Directors who identify in any of the categories below:	—	—	—	—	—
African American or Black	—	—	—	—	—
Alaskan Native or Native American	—	—	—	—	—
Asian	—	—	—	—	—
Hispanic or Latino	—	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—	—
White	—	2	3	—	—
Two or More Races or Ethnicities	—	—	—	—	—
LGBTQ+	—	—	—	—	—
Did not Disclose Demographic Background	—	—	—	—	—

Board Meetings

During the year ended December 31, 2022, the Board of Directors met a total of twelve times. The meetings attended by each Director, and the number of meetings that they were each eligible to attend is as follows:

Board of Directors’ Meeting Attendance
Meetings attended/Eligible to attend
Lou Panaccio	10/12
Jeremy Curnock Cook	11/12
Professor Suzanne Crowe	12/12
Jan Stern Reed	12/12
James Corbett	12/12
Dr. Michael Perry	9/11

Additionally, during the calendar year through December 31, 2023, the Board of Directors are currently scheduled to meet five times.

Board Leadership Structure

The current non-executive Chairman of the Board of Directors is Lou Panaccio, who is an independent director under NASDAQ listing standards and for the purposes of the ASX Listing Rules and the 4th Edition of the ASX Corporate Governance Council’s Corporate Governance Principles and Recommendations. The roles of Chairman of the Board and Chief Executive Officer are separate. The Board of Directors believes that the separation of the offices of the Chairman of the Board and Chief Executive Officer allows the Company’s Chief Executive Officer to focus primarily on the Company’s business strategy, operations, and corporate vision. The Board of Directors consists of a majority of independent non-executive directors, and each of the committees of the Board of Directors is comprised solely of independent non-executive directors. The Company does not have a policy mandating an independent lead director. The independent directors meet at least annually in executive session without the presence of the non-independent director.

Risk Oversight

While management is responsible for assessing and managing risks to the Company on a day-to-day basis, the Company’s Board of Directors oversees management’s efforts to assess and manage risk. The Board (in conjunction particularly with the Audit Committee) monitors and receives advice on areas of operational and financial risk and considers strategies for appropriate risk management arrangements. Specific areas of risk which are regularly considered at Board meetings include foreign currency, performance of activities, human resources, acceptance by regulatory authorities of the Company’s products, markets, manufacturing, the environment, statutory compliance, and continuous disclosure obligations. Additional areas of focus for the Board of Directors include, but are not limited to:

•	managing the Company’s long-term growth;

•	strategic and operational planning, including significant acquisitions and the evaluation of the Company’s capital structure; and

•	legal and regulatory compliance.

More broadly, risks are considered in virtually every business decision and process and as part of the Company’s overall business strategy. While the Board of Directors has the ultimate oversight responsibility for the Company’s risk management policies and processes, the committees of the Board of Directors also have responsibility for risk oversight. As noted above, the Company’s Audit Committee assists the Board of Directors to meet its oversight responsibilities in respect of various areas of risk for the Company including risks associated with its financial statements and financial reporting, internal control structure, risk management procedures and the internal (as applicable) and external audit function as well as mergers and acquisitions, credit and liquidity, and business conduct compliance. The Compensation Committee considers the risks associated with the Company’s compensation policies and practices with respect to both executive compensation and employee compensation. The Nominating and Corporate Governance Committee oversees risks associated with the Company’s overall governance practices and the leadership structure of the Board of Directors. The Company’s Board of Directors stays informed of each committee’s risk oversight and other activities via regular reports of the committee chairs to the full Board of Directors. The Board of Directors’ role in risk oversight is consistent with the Company’s leadership structure, with the Chief Executive Officer and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and the Board of Directors and committees providing oversight in connection with those efforts.

Stockholder and Interested Party Communications with Directors

Stockholders may communicate with the Board of Directors, members of particular committees, or individual directors by sending a letter to such persons care of the Company’s Chief Executive Officer at its principal executive offices. The Chief Executive Officer has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any inappropriate communications. If deemed an appropriate communication, the Chief Executive Officer will submit the correspondence to the Chairman of the Board or to the committee or specific director to whom the correspondence is directed. All such communications must be accompanied by a statement of the type and amount of the Company’s securities that the person holds; any special interest, meaning an interest that is not derived from the proponent’s capacity as a stockholder, of the person in the subject matter of the communication; and the address, telephone number and e-mail address, if any, of the person submitting the communication.

Vote Required

Directors are elected by a plurality of votes cast at the Annual Meeting, which means that the seven director nominees receiving the highest number of “FOR” votes will be elected as directors of the Company. Abstentions and broker non-votes are not counted as votes cast with respect to each director and will have no direct effect on the outcome of the election of directors.

Proposal No. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors, on the recommendation of the Audit Committee, has appointed Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Stockholders previously approved the ratification of the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm at the 2022 annual meeting for the fiscal year ending December 31, 2022. This proposal seeks stockholder approval for the ratification of the appointment of Grant Thornton LLP to serve as the Company’s registered public accounting firm for the fiscal year ending December 31, 2023.

The Board of Directors recommends that you vote to ratify such appointment.

Representatives of Grant Thornton LLP are expected to be available at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Fees

The aggregate fees billed or accrued to us by Grant Thornton LLP for services rendered for the six-month transition period ended December 31, 2021, and the year ended December 31, 2022, are set forth in the table below (in US dollars):

	Year Ended	Six Month Transition Period Ended
	December 31, 2022	December 31, 2021
Audit fees - Grant Thornton LLP (1)	605,900	400,000
Grant Thornton UK LLP (1)	46,832	44,698
Tax fees - Grant Thornton LLP (2)	87,281	147,222

Total fees	740,013	591,920

(1)

Audit fees consist of fees for professional services by the principal accountant for the audit of the registrant’s annual financial statements and review of financial statements included in the registrant’s Form 10-K or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements

(2)	Tax fees include the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

Pre-Approval Practice

The Audit Committee’s policy is for the Audit Committee to approve all audit and non-audit services prior to such services being performed by the independent registered public accounting firm. Before engaging an independent registered public accounting firm to render audit or non-audit services, the engagement is approved by the Audit Committee or the engagement to render services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. The Audit Committee pre-approved all audit services provided by the Company’s independent registered public accountants during the six-month transition period ended December 31, 2021, and the year ended December 31, 2022.

Vote Required

Ratification of the appointment of Grant Thornton LLP requires a number of “FOR” votes that is a majority of the voting power of the shares of Common Stock of the Company that are present in person or represented by proxy at the Annual Meeting and entitled to vote on the Proposal, with abstentions counting as votes against the Proposal.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Grant Thornton LLP.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Company’s Board of Directors in its oversight of the Company’s financial reporting process. All three members of the Audit Committee qualify as independent directors under NASDAQ listing standards for public companies and the independence requirements of Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”) and the Board has determined that one is qualified as an audit committee financial expert within the meaning of Item 407(d)(5) of Regulation S-K, promulgated under the Exchange Act. All three members of the Audit Committee are also considered to be independent for the purposes of the ASX Listing Rules and the 4th Edition of the ASX Corporate Governance Council’s Corporate Governance Principles and Recommendations. The Audit Committee’s charter can be viewed online on the Company’s website at https://ir.avitamedical.com/corporate-governance.

In fulfilling its duties, the Audit Committee reviewed and discussed the audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, with management and the independent auditor, Grant Thornton LLP. Management is responsible for the financial statements and the reporting process, including the systems for internal control over financial reporting. The independent auditor is responsible for performing an independent audit of the Company’s financial statements in accordance with accounting principles generally accepted in the United States, and for expressing an opinion on these financial statements based on the audit.

The Audit Committee met with the independent auditor with and without management present and discussed those matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the U.S. Securities and Exchange Commission. The Audit Committee has also received the written disclosures and the letter from the independent auditor required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence and discussed with the independent auditor its independence.

Based on the above reviews and discussions, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the U.S. Securities and Exchange Commission.

Submitted by the Audit Committee:

Jeremy Curnock Cook, Interim Chair of the Audit Committee

Lou Panaccio

Jan Stern Reed

Date: XXX, 2023

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Principal Stockholders and Management

The following table provides certain information regarding the ownership of the Company’s common stock (including CDIs), as of March 27, 2023, by each person or group of affiliated persons known to us to be the beneficial owner of more than 5% of the Company’s common stock (including CDIs); each of the Company’s named executive officers; each of its directors; and all of its executive officers and directors as a group. The table also sets out the names of all persons (of which the Company is aware) who have disclosed pursuant to the Corporations Act 2001 (Cth) that they are “substantial shareholders” of the Company and carry 5% or more of the voting rights attached to the issued securities of the Company.

Unless otherwise indicated in the table or the related notes, the address for each person named in the table is c/o AVITA Medical, Inc., 28159 Avenue Stanford, Suite 220, Valencia, CA 91355.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percentage of Class(2)
	More than 5% stockholders:
	None
	Directors and named executive officers:
Common Stock	Lou Panaccio	26,964	(3)	*
Common Stock	Jeremy Curnock Cook	6,900	(4)	*
Common Stock	Professor Suzanne Crowe	11,012	(5)	*
Common Stock	Jan Stern Reed	11,434	(6)	*
Common Stock	Cary Vance	—
Common Stock	Robert McNamara	—
Common Stock	James Corbett	11,434	(6)	*
Common Stock	Sean Ekins	38,735	(7)	*
Common Stock	Erin Liberto	125,156	(8)	*
Common Stock	Andrew Quick	125,155	(9)	*
Common Stock	Donna Shiroma	112,156	(10)	*
	All executive officers and directors as a group (11 persons)	468,946		1.9%

*	Represents beneficial ownership of less than 1% of the outstanding common stock.
(1)

Except as otherwise indicated, the Company believes that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

(2)

Percentage of ownership is based on 25,327,761 shares of the Company’s common stock issued and outstanding as of March 27, 2023. Common stock subject to options or RSUs exercisable within 60 days of March 27, 2023, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or RSUs, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(3)

Reflects 4,350 shares of common stock, 100,320 CDIs, which translates into 20,064 shares of the common stock. CDIs include 29,860 CDIs which translates into 5,972 shares of common stock that are held by The Panaccio Superannuation Fund. In addition, amount includes 2,550 shares of stock options to acquire 2,550 shares of the Company’s common stock exercisable within 60 days of March 27, 2023

(4)	Reflects 4,350 shares of common stock and 2,550 shares of stock options to acquire 2,550 shares of the Company’s common stock exercisable within 60 days of March 27, 2023.

(5)

Reflects 4,350 shares of common stock, 20,560 CDIs, which represent 4,112 shares of the Company’s common stock and 2,550 shares of stock options to acquire 2,550 shares of common stock exercisable within 60 days of March 27, 2023.

(6)	Reflects 7,242 shares of common stock and 4,192 shares of stock options to acquire 4,192 shares of the Company’s common stock exercisable within 60 days of March 27, 2023.
(7)	Amount represents stock options to acquire shares of the Company’s common stock exercisable within 60 days of March 27, 2023.
(8)	Reflects 2,625 shares of common stock and 122,531 shares of stock options to acquire 122,531 shares of the Company’s common stock exercisable within 60 days of March 27, 2023.
(9)	Reflects 2,625 shares of common stock and 122,530 shares of stock options to acquire 122,530 shares of the Company’s common stock exercisable within 60 days of March 27, 2023.
(10)	Reflects 2,625 shares of common stock and 109,531 shares of stock options to acquire 109,531 shares of the Company’s common stock exercisable within 60 days of March 27, 2023.

Information about the Company’s Executive Officers

Name	Age	Position	Date First Elected or Appointed
James Corbett	64	Chief Executive Officer	September 2022
Sean Ekins	48	Interim Chief Financial Officer	January 2023
Erin Liberto	48	Chief Commercial Officer	August 2017
Andrew Quick	52	Chief Technology Officer	April 2019
Donna Shiroma	60	General Counsel	June 2018

James Corbett is discussed above under Proposal 1: Election of Directors.

Sean Ekins has served as the interim Chief Financial Officer since January 2023. A versatile financial leader with more than 20 years of experience in technology, high-tech manufacturing and entertainment industries, Mr. Ekins joined AVITA Medical in 2017 and currently serves as Senior Vice President of Finance. Over the course of his career, Mr. Ekins has demonstrated expertise across all aspects of management and operational accounting, inclusive of SEC and financial reporting, systems analysis and implementation, and team development. Prior to joining the Company, Mr. Ekins served as the North American Controller for IXIA, a test, visibility, and security solutions provider, where he led all accounting operations, including the transition and successful integration into Keysight Technologies following the company’s acquisition. Previously, Mr. Ekins held accounting positions with The Walt Disney Company, Countrywide Financial Corporation, and 3D Systems, Inc. Mr. Ekins earned his Bachelor of Science in Accounting from the University of Southern California.

Erin Liberto has served as Chief Commercial Officer since August 2017. Ms. Liberto has more than 20 years of multifaceted global commercial experience developing, launching, managing, and optimizing healthcare portfolios with products that span therapeutic and aesthetic indications for international organizations including Allergan and Johnson & Johnson. Ms. Liberto’s proficiency in long-term strategic planning has led to more than a dozen successful product launches across the United States, Europe, and Asia Pacific. Ms. Liberto holds an International MBA with a concentration in Global Marketing from Thunderbird School of Global Management in Arizona and a Bachelor of Commerce from McMaster University in Canada.

Andrew Quick was appointed Chief Technology Officer in April 2019 and previous to that served as Senior Vice President, Clinical Development. Mr. Quick joined AVITA Medical n July 2010 and has more than 25 years of experience in medical device design, development, clinical research and medical affairs. Mr. Quick has previously held leadership positions in the development of diagnostic instrumentation and active implantable therapeutics, including most recently with Boston Scientific Neuromodulation / Advanced Bionics from 2006 to 2010 where he led U.S. investigational device and post-market clinical research in the cochlear implant business. He also served in a series of positions with SonaMed Corporation from 1994 to 2005, including Vice President, Products and Clinical Affairs. Mr. Quick has B.S. and M.S. degrees in Biomedical Engineering from Boston University.

Donna Shiroma has served as General Counsel since June 2018. Ms. Shiroma has more than 20 years of legal and compliance experience in the pharmaceutical and medical device industries and has played an instrumental role in transitioning companies from clinical to commercial entities. Prior to joining the Company, she served in roles of increasing responsibility as corporate counsel, general counsel, vice president of legal, chief privacy and compliance officer, and chief commercial officer for Astex Pharmaceuticals from 2017 to 2018, Ascend Therapeutics from 2008 to 2017, PDL BioPharma from 2006 to 2008, and several Johnson & Johnson companies. Ms. Shiroma holds a B.S. in Environmental Sciences from University of California, Berkeley, and a Juris Doctor degree from Santa Clara University School of Law. She is licensed in the State of California as an attorney.

COMPENSATION AND OTHER INFORMATION CONCERNING THE COMPANY’S

EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

Summary Compensation Table

The following table sets forth for the Company’s named executive officers, Mr. Corbett, Mr. Holder, Ms. Liberto, and Dr. Perry, the following information for the fiscal year ended December 31, 2022.

Name and Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards (2)	All Other Compensation (3)		Total
		($)	($)	($)	($)	($)		($)
James Corbett	2022	156,992	100,726	—	1,232,747	5,119	(4)	1,495,584
Chief Executive Officer	2021	—	—	—	—	—		—
Michael Holder	2022	430,128	184,900	178,672	82,524	48,988	(5)	925,212
Chief Financial Officer	2021	335,064	148,668	97,020	2,056,809	65,333		2,702,894
Erin Liberto,	2022	421,999	180,812	178,672	82,524	42,286	(6)	906,293
Chief Commercial Officer	2021	342,063	115,413	97,020	90,337	33,088		677,921
Michael Perry	2022	461,512	—	—	—	342,986	(7)	804,498
Former Chief Executive Officer	2021	537,006	424,637	772,244	323,137	183,365		2,240,389

(1)

Amounts in this column represent awards of restricted stock units with the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The fair value determined at the date of grant in accordance with U.S. GAAP based on the closing price of the Company’s common stock on the applicable grant date. The vesting of these stock awards are subject to various performance or related criteria, including continuation of employment over the relevant vesting period.

(2)

Amounts in this column represent awards of stock options with the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Amounts in this column represent option awards issued to the individuals noted, based on the fair value determined at the date of grant in accordance with U.S. GAAP. See Note 13- Share-Based Payment Plans to the Company’s Consolidated Financial Statements included in Part II, Item 8. “Financial Statements and Supplementary Data” for the assumptions used in determining the grant date fair value of option awards. The vesting of these option awards is subject to various performance or related criteria, including continuation of employment over the relevant vesting period.

(3)

Amounts in this column represent all other compensation for the covered fiscal year that the smaller reporting company could not properly report in any other column of the Summary Compensation Table. This includes the non-qualified deferred compensation, employer match, 401(k) match, and fringe benefits such as relocation costs, car allowance, accommodations and medical benefits, along with related taxes on grossed up fringe benefits.

(4)

Relates to accommodation costs associated with the executive commuting from his home to the Company’s offices in Valencia, California (including an amount necessary to gross up these costs for income tax purposes under U.S. federal and California State laws).

(5)	Comprised of (a) $30,688 in non-qualified deferred compensation employer match and (b) $18,300 in 401(k) employer match contribution.
(6)	Comprised of (a) $14,400 in car allowance, (b) $9,586 in non-qualified deferred compensation employer match and (c) $18,300 in 401(k) employer match.
(7)

Comprised of (a) $145,585 in relation to the travel, flight and accommodation costs associated with the executive commuting from his home to the Company’s offices in Valencia, California (including an amount necessary to gross up these cost for income tax purposes under U.S. federal, California and Colorado State laws);

(b) $47,359 associated with medical benefits (including an amount necessary to gross up these cost for income tax purposes under U.S. federal, California and Colorado State laws), (c) $96,154 in vacation buy-out (d) $35,588 associated with deferred compensation employer matching contributions and (e) $18,300 in employer 401(k) match contribution. Dr. Perry ceased to be the Chief Executive Officer of the Company effective as of September 28, 2022.

Employment Contracts

The following table outlines the specified terms of the relevant employment contracts for the named executive officers of the Company and the Other Executive Officers. For compensation information of named executives refer to the table above.

Role	Name	Contract Duration	Period of Notice (2) (3)	Termination payments provided for by contract (1)
Chief Executive Officer (CEO)	James Corbett (4)	Three years with automatic one-year extensions on each anniversary.	Termination by the Company with or without Cause– No notice period. Termination by executive- with or without Good Reason - 90 days prior written notice.	12 months
Former Chief Financial Officer (CFO)	Michael Holder	Open ended contract	Involuntary termination without Cause or resignation with Good Reason: 3-month notice period	9 months
Former Chief Operating Officer (COO)	Kathy McGee	Open ended contract	Involuntary termination without Cause or resignation with Good Reason: 3-month notice period	9 months
Chief Commercial Officer (CCO)	Erin Liberto	Open ended contract	Involuntary termination without Cause or resignation with Good Reason: 3-month notice period	9 months
Chief Technology Officer (CTO)	Andrew Quick	Open ended contract	Involuntary termination without Cause or resignation with Good Reason: 3-month notice period	9 months
General Counsel (GC)	Donna Shiroma	Open ended contract	Involuntary termination without Cause or resignation with Good Reason: 3-month notice period	9 months

(1)	Termination payments only in the event of employment termination for involuntary termination without cause or termination for “good reason”.
(2)

“Cause” - For the Former CFO, Former COO, CCO, CTO and GC, Cause is defined as: conviction of, or a plea of guilty or nolo contendere to, a felony or crime involving moral turpitude; participation in an act of fraud or theft; willful and material breach of any contractual, statutory, fiduciary or common law duty owed to the Company; intentional and repeated failure of Executive to perform Executive’s job duties after receiving notice of the stated deficiencies and Executive willfully falling to address the deficiencies and deliberately continuing to not perform stated job duties; or any willful, deliberate, premeditated act by Executive that materially and demonstrably injures the reputation, business or a business relationship of the Company. For the CEO, “Cause” shall mean the occurrence of any of the following events: (i) Executive’s unauthorized misuse of the Company’s trade secrets or proprietary information, (ii) Executive’s conviction or plea of nolo contendere to a felony or a crime involving moral turpitude, (iii) Executive committing an act of fraud against the Company, or (iv) Executive’s gross negligence or willful misconduct in the performance of his duties that has had or is likely to have a material adverse effect on the Company. Except for a failure, breach or refusal which, by its nature, cannot reasonably be expected to be cured, Executive shall have ten (10) business days from the delivery date of the Company’s written notice of termination within which to cure any acts constituting Cause.
(3)

“Good Reason” - For the Former CFO, Former COO, CCO, CTO and GC, Good Reason is defined as (i) a material diminution in executive’s authority, duties or responsibilities in effect at the time of this agreement; (ii) any reduction in the executive’s then-current base salary, (iii) relocation of executive’s principal place of work by a distance of fifty miles or more from the executive’s then current principal place of work without the executive’s consent; (iv) material breach by the Company of any provision of the executive’s employment agreement or (v) the occurrence of a change in control provided (i) through (iv) if such conduct is not cured within thirty days of receipt of written notice by the executive. For the CEO, Good Reason is defined as (i) a material reduction in Executive’s Base Salary unless a proportionate reduction is made to the Base Salary of all members of the Company’s senior management, (ii) a permanent relocation of Executive’s principal place of employment by more than 50 miles from the location in effect immediately prior to such relocation, (iii) any material by the Company of any material provision of this Agreement, or (iv) a material diminution in the nature or scope of Executive’s authority or responsibilities from those applicable to Executive as of the Effective Date (date of hire).

(4)

Effective September 28, 2022, in connection with his appointment as President and CEO, Mr. Corbett and the Company entered into an employment agreement providing for an annual base salary of $600,000 and annual target bonus opportunity of 60% of base salary based on the achievement of individual and Company performance goals established by the Board (although the actual bonus may be lower or higher, within a minimum bonus opportunity of 0% of base salary and a maximum bonus opportunity of 200% of base salary, as determined by the Board). This employment agreement also provides for a grant of stock options equal to $1,000,000, subject to approval of the Company’s stockholders, as outlined below in Proposal 9. Mr. Corbett is also entitled to certain customary benefits, such as participation in retirement and medical and other plans and vacation leave, pursuant to the employment agreement. Effective March 16, 2023, Mr. Corbett’s employment agreement was amended. The amendment provided for accelerated vesting in full of any stock options granted to Mr. Corbett upon a change in control (as defined in the employment agreement). The amendment also extended Mr. Corbett’s severance period (as defined in the employment agreement) from twelve to eighteen months in the event of a termination for good reason or without cause (both as defined therein).

Compensation Principles

The Compensation Committee has a formal Compensation Governance Framework which, at the core, consists of a Compensation Committee Charter (the “Charter”). The Charter outlines the responsibilities and duties of the members, sets forth the frequency of meetings and establishes and reviews the overall compensation philosophy of the Company. The Compensation Committee reviews and approves the executive compensation program for the Chief Executive Officer and other executive officers and makes appropriate recommendations to the Board of Directors.

Compensation Committee

The Compensation Committee approves or makes recommendations to the Company’s Board of Directors on decisions concerning compensation of the executive management team and Board of Directors on a periodic basis to ensure that it is consistent with the Company’s short-term and long-term goals. The Compensation Committee assesses the appropriateness of the nature and amount of compensation of the Company’s executives by reference to relevant employment market conditions with the overall objective of ensuring maximum stakeholder benefit from the recruitment and retention of a high-quality board and executive team.

Additionally, the Compensation Committee is responsible for evaluating the performance of the Company’s key senior executives. The Company’s Chief Executive Officer and other members of management regularly discuss compensation issues with Compensation Committee members. Subject to Compensation Committee review, modification and approval, the Chief Executive Officer typically makes recommendations regarding bonuses and equity incentive awards for the other members of the executive management team. The Compensation Committee establishes all bonus and equity incentive awards for all executive members of the management team.

Resignation, Retirement, or Termination for Cause, or Resignation without Good Reason Arrangements

The Company does not have any agreements or plans in place for the named executive officers that would provide additional compensation in connection with a resignation, retirement or termination for cause, or resignation without good reason.

Potential Payments upon Involuntary Termination, Resignation without Good Reason

The employment agreements provide for the following severance payments upon termination by us without cause or by the employee for good reason (as defined in the particular employment agreement): (i) payment of the employee’s then-current base salary for a period of nine months or eighteen months (in the case of the CEO), following termination; (ii) a pro-rated target bonus for the period during which the employee was employed in the year of termination; (iii) continued coverage under the Company’s group health and benefits plan consistent with the term of the base salary; and (iv) immediate acceleration of unvested stock options. Further, in the case of the Chief Executive Officer, if his employment terminates as a result of disability or death, he or his representative will be entitled to receive: (i) a lump sum payment equal to 12 months of the employee’s then-current base salary, (ii) unpaid annual bonus, and (iii) any unpaid vacation. Payment in each case is subject to the employee’s, or representative’s execution of a release.

Outstanding Equity Awards at Fiscal Year End

The following table presents information regarding outstanding equity awards held by the Company’s named executive officers and the Other Executive Officers as of December 31, 2022.

	Option awards				Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised unearned options (#)	Option exercise price ($) (2)	Option expiration date (2)	Number of unearned shares, units or other rights have not vested (#)	Market or payout value of unearned shares, units or other rights have not vested ($) (1)
James Corbett, Chief Executive Officer	4,192	3,283	$12.18	12/12/2031	5,783	$38,168
	—	226,296	$5.64	9/28/2032
Michael Holder, Chief Financial Officer	9,375	28,125	$22.25	3/22/2031	43,825	$289,245
	22,500	90,000	$19.91	5/11/2031
	1,731	5,194	$20.21	7/6/2031
	—	20,650	$4.97	7/1/2032
Erin Liberto, Chief Commercial Officer	40,000	—	$5.03	9/6/2027	43,825	$289,245
	21,100	—	$6.38	11/1/2028
	59,700	—	$5.99	11/30/2028
	1,731	5,194	$20.21	7/6/2031
	—	20,650	$4.97	7/1/2032

(1)	Amounts in this column are calculated by multiplying the closing market price of the Company’s stock as of December 31, 2022 by the number of shares or units of stock awards.
(2)	Represents range of exercise price and expiration dates as options were granted on different dates throughout their tenure.

Director Compensation

The following table sets forth certain information regarding the compensation earned by or awarded to each non-employee director who served on the Company’s Board of Directors during the fiscal year ended December 31, 2022 (in US dollars). The Company does not provide separate compensation to its executive directors, such as Dr. Michael Perry, who served as the Company’s Chief Executive Officer until September 28, 2022 for the fiscal year ended December 31, 2022, except in the case of Mr. James Corbett, who served as a non-executive director until his appointment as President and Chief Executive Officer effective on September 28, 2022.

	Fees earned in cash ($) (1)	Stock awards ($) (2)	Option awards ($) (3)	Total ($)
Non-Executive Directors
L. Panaccio - Chairman	126,250	87,494	31,248	244,992
J. Curnock Cook	90,833	87,494	31,248	209,575
L. Drapeau*	26,667	—	—	26,667
S. Crowe	95,000	87,494	31,248	213,742
J. Corbett	73,542	—	—	73,542
J. Reed	92,500	87,494	31,248	211,242

Total Non-Executive Directors	$504,792	$349,976	$124,992	$979,760

*	Mr. Drapeau retired from the Board of Directors during April 2022.

(1)

Amounts are composed of the following: $70,00 for fees as a Board Member, $35,000 for Chair of the Board, $20,000 for Audit Committee Chair, $15,000 for Compensation Committee Chair, $10,000 for Nominating and Corporate Governance Committee Chair, $10,000 for Audit Committee Member, $7,500 for Compensation Committee Member, and $5,000 for Nominating and Corporate Governance Committee Member. Note that Mr. Drapeau’s and Mr. Corbett’s fees are prorated based on their respective terms as non-executive Directors.

(2)

Amounts in this column represent awards of restricted stock units with the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The fair value determined at the date of grant in accordance with U.S. GAAP based on the closing price of the Company’s common stock on the applicable grant date. The vesting of these stock awards are subject to continued service as Board members.

(3)

Amounts in this column represent awards of stock options with the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Amounts in this column represent option awards issued to the individuals noted, based on the fair value determined at the date of grant in accordance with U.S. GAAP. See Note 13- Share-Based Payment Plans to the Company’s Consolidated Financial Statements included in Part II, Item 8. “Financial Statements and Supplementary Data” of the Company’s Annual Report for the period ended December 31, 2022, which was filed February 23, 2023, for the assumptions used in determining the grant date fair value of option awards. The vesting of these option awards is subject to continued service as Board members.

Proposal No’s 3-10

APPROVAL OF THE GRANT OF OPTIONS AND RESTRICTED STOCK UNITS TO NON-EXECUTIVE DIRECTORS

Background

Proposal No’s 3 – 10 (inclusive) seek the approval of stockholders under ASX Listing Rule 10.11 for the grant of both restricted stock units (“RSUs”) and options to acquire shares of common stock (or if so elected, CDIs) of the Company to certain of the Company’s non-executive directors (“NED Securities”) to the value set out in Table 1 below (in respect of Proposal No.’s 7 and 9) (“Initial Grants”) and Table 2 (in respect of Proposal No’s 3, 4, 5, 6, 8, and 10) (“Annual Grants”) below.

An RSU is a “restricted stock unit”, which is an unfunded and unsecured contractual entitlement to be issued or transferred a share of common stock in the Company for each RSU on a future date (after the vesting of the relevant RSU entitlement). Each RSU on vesting will entitle the relevant non-executive director to be issued or transferred one fully paid share of common stock of the Company for no monetary consideration. Each option on vesting and payment of the applicable exercise price by the non-executive director (being the closing price of the Company’s shares of common stock on NASDAQ on the date on which the options are granted) will entitle the relevant non-executive director to be issued one fully paid share of common stock of the Company. On vesting of an RSU or option, the non-executive director may (except where a cashless exercise program is implemented in respect of the relevant option) elect to acquire CDIs in place of common stock of the Company with five CDIs being equal to one share of common stock of the Company.

In 2023, the Board engaged Compensia, a premier independent compensation advisory firm with a focus on technology and life sciences companies in the U.S., to complete a detailed review of the Company’s compensation arrangements for non-executive directors to ensure that the Company’s compensation practices are competitive and consistent with U.S. compensation practices. Alignment with U.S. compensation practices has become increasingly important following the Company’s redomiciliation from Australia to the U.S., and its predominant focus on U.S. markets for its FDA approved RECELL® product.

For the analysis, Compensia developed a peer group of 20 U.S. based public companies of similar size, industry, revenue, and market cap, using a rules-based approach. This same peer group was utilized in its assessment and development of executive compensation for the Company. They provided recommendations in relation to non-executive directors’ annual fees against competitive market data.

Based on Compensia’s peer group analysis, the Company’s Compensation Committee has based the proposed grant of the NED Securities to the non-executive directors at the 50th market data percentile as set out in the tables below.

The Board is of the view that the grant of the NED Securities to the below named non-executive directors is a reasonable and appropriate method to provide cost effective remuneration to the relevant non-executive directors as the non-cash form of this remuneration will allow the Company to spend a greater proportion of its cash reserves on its operations than it would if alternative cash forms of remuneration were required to be provided to the relevant non-executive directors instead of the NED Securities.

Consistent with common U.S. company non-executive director annual equity remuneration practices as reported by Compensia, Table 1 below reflects the new director awards proposed to be granted to the Company’s two new non-executive directors who were appointed in April 2023, while Table 2 below reflects awards proposed to be granted to each non-executive director for the fiscal year ending December 31, 2023. The material terms of the NED Securities are set out below under the heading “Material Terms of the NED Security Agreements”. Table 3 below provides illustrative examples only of the number of RSUs and options that may be granted to Mr. McNamara and Mr. Vance as it relates to the Initial Grants based on a range of possible scenarios, and Table 4 below provides illustrative examples only of the number of RSUs and options that may be granted to the non-executive directors as it relates to the Annual Grants based on a range of possible scenarios. It is important to note that the number of RSUs and options that will actually be granted under the Initial Grants and the Annual Grants will not, however, be known until the actual date of grant of the RSUs and options, which is likely to be the date of the Annual Meeting (or shortly thereafter) if the proposed grants to the non-executive directors are approved at the Annual Meeting.

Table 1: NED Securities proposed to be granted as Initial Grants to the new non-executive directors:

Non-executive Director	RSUs and Options to be granted	Vesting Schedule
Robert McNamara	• RSU awards to acquire shares of common stock (1) equal in value to $147,000 (as of the date of the grant)	• RSUs to vest on the first, second, and third anniversary of the grant date in equal amounts (i.e. 1/3 of the RSUs will vest on each anniversary).

	• Options to acquire shares of common stock (2) equal in value to $63,000 (as of the date of the grant)	• Options to vest on the first, second, and third anniversary of the grant date in equal amounts (i.e. 1/3 of the options will vest on each anniversary).

Cary Vance	• RSU awards to acquire shares of common stock (1) equal in value to $147,000 (as of the date of the grant)	• RSUs to vest on the first, second, and third anniversary of the grant date in equal amounts (i.e. 1/3 of the RSUs will vest on each anniversary).

	• Options to acquire shares of common stock (2) equal in value to $63,000 (as of the date of the grant)	• Options to vest on the first, second, and third anniversary of the grant date in equal amounts (i.e. 1/3 of the options will vest on each anniversary).

Note: Mr. Vance and Mr. McNamara may elect to acquire CDIs in place of common stock, where five CDIs are equal to one share of common stock.

(1)

Upon the vesting of an RSU, the holder will be entitled to be issued or transferred the relevant number of shares of common stock (or CDIs) of the Company without the payment of any cash or other form of consideration.

(2)

The exercise price payable for each share of common stock the subject of the option will be the closing price of the Company’s shares of common stock on NASDAQ on the date on which the options are granted which will be the date of the Annual Meeting or shortly thereafter.

Table 2: NED Securities proposed to be granted as Annual Grants to each non-executive director:

Set out below are details of the NED Securities proposed to be granted to each relevant non-executive directors if approved under Proposal No’s. 3, 4, 5, 6, 8, or 10 (as applicable).

Non-executive director	RUSs and Options to be granted (1) (2)	Vesting Schedule
Lou Panaccio	• RSUs to acquire shares of common stock equal in value to $87,500 (as of the date of the grant) • Options to acquire shares of common stock equal in value to $37,500 (as of the date of the grant)	• RSUs to vest 12 months from the grant date • Options to vest 12 months from the grant date with an expiration date of ten years from the grant date

Professor Suzanne Crowe	• RSUs to acquire shares of common stock equal in value to $87,500 (as of the date of the grant) • Options to acquire shares of common stock equal in value to $37,500 (as of the date of the grant)	• RSUs to vest 12 months from the grant date • Options to vest 12 months from the grant date with an expiration date of ten years from the grant date

Jeremy Curnock Cook	• RSUs to acquire shares of common stock equal in value to $87,500 (as of the date of the grant) • Options to acquire shares of common stock equal in value to $37,500 (as of the date of the grant)	• RSUs to vest 12 months from the grant date • Options to vest 12 months from the grant date with an expiration date of ten years from the grant date

Jan Stern Reed	• RSUs to acquire shares of common stock equal in value to $87,500 (as of the date of the grant) • Options to acquire shares of common stock equal in value to $37,500 (as of the date of the grant)	• RSUs to vest 12 months from the grant date • Options to vest 12 months from the grant date with an expiration date of ten years from the grant date

Robert McNamara	• RSUs to acquire shares of common stock equal in value to $87,500 (as of the date of the grant) • Options to acquire shares of common stock equal in value to $37,500	• RSUs to vest 12 months from the grant date • Options to vest 12 months from the grant date with an expiration date of ten years from the grant date

Cary Vance	• RSUs to acquire shares of common stock equal in value to $87,500 (as of the date of the grant) • Options to acquire shares of common stock equal in value to $37,500	• RSUs to vest 12 months from the grant date • Options to vest 12 months from the grant date with an expiration date of ten years from the grant date

Note: All non-executive directors may elect to acquire CDIs in place of common stock, where five CDIs are equal to one share of common stock

(1)

Upon the vesting of an RSU, the holder will be entitled to be issued or transferred the relevant number of shares of common stock (or CDIs) of the Company without the payment of any cash or other form of consideration.

(2)

The exercise price payable for each share of common stock the subject of the option will be the closing price of the Company’s shares of common stock on NASDAQ on the date on which the options are granted which will be the date of the Annual Meeting or shortly thereafter.

Calculation of the number of NED Securities to be granted under the Initial Grants

As noted above, it is proposed that, subject to stockholder approval at the Annual Meeting, each of Mr. McNamara and Mr. Vance will be granted RSUs to acquire shares of common stock equal in value to $147,000 (as at the date of the grant) and options to acquire shares of common stock equal in value to $63,000 (as at the date of the grant).

The number of NED Securities to be granted to each of Mr. McNamara and Mr. Vance under the Initial Grants on the date of grant will be determined in accordance with the following formulae:

In respect of the RSUs:    R = A / B

where:

R	means the number of RSUs to be issued to the relevant non-executive director rounded down to the nearest whole RSU

A	means the amount of US$147,000

B	means the closing price of the Company’s shares of common stock on NASDAQ on the date of grant of the RSUs

In respect of the options: O = X / Y

where:

O	means the number of options to be issued to the relevant non-executive director rounded down to the nearest whole option

X	means the amount of US$63,000

Y	means the closing price of the Company’s shares of common stock on NASDAQ on the date of grant of the options

Table 3: Illustrative examples (only) of how the number of NED securities under the Initial Grants will be calculated

Set out below are example calculations, for illustrative purposes (only), of how the number of NED Securities to be granted to Mr. McNamara and Mr. Vance (“New NEDs”) under the Initial Grants will be calculated by applying the above formula. These examples have been calculated by reference to the lowest closing price of the Company’s common stock and highest closing price of the Company’s common stock on NASDAQ over the 6-month period to February 28, 2023.

It is important that stockholders note that the below calculations are examples only and the number of NED Securities that will actually be granted to the new NEDs under the Initial Grants will be calculated on the basis of the closing price of the Company’s shares of common stock on NASDAQ on the date on which the New NEDs s are granted Their NED Securities under the Initial Grants, which will be the date of the Annual Meeting or shortly thereafter. As a result, the number of NED Securities actually granted to each New NED under the Initial Grants may vary materially from the examples set out below.

Example 1 – Lowest closing price on NASDAQ over 6-month period to February 28, 2023:

If, by way of example, a New NED had been granted their NED Securities under the Initial Grant on the date of the lowest closing price of the Company’s common stock on NASDAQ over the 6-month period to February 28, 2023, the number of NED Securities to be granted to that New NED under the Initial Grants would, by applying the abovementioned formula, would be as follows:

RSUs

•	A = US$147,00

•	B = $US4.51, being the lowest closing price of the Company’s common stock on NASDAQ over the

6-month period to February 28, 2023

•	R = 32,450 RSUs to acquire 32,450 shares of common stock (or 162,250 CDIs if so elected) (being the result of dividing A by B)

Options

•	X = US$63,000

•	Y = US$4.53, being the lowest closing price of the Company’s common stock on NASDAQ over the 6-month period to February 28, 2023

•	O = 13,907 RSUs to acquire 13,907 shares of common stock (or 69,535 CDIs if so elected) (being the result of dividing X by Y) at an exercise price of US$4.53 per option

Example 2 – Highest closing price on NASDAQ over 6-month period to February 28, 2023:

If, by way of example, a New NED had been granted their NED Securities under the Initial Grants on (the date of the highest closing price of the Company’s common stock on NASDAQ over the 6-month period to February 28, 2023, the number of NED securities to be granted to that New NED under the Initial Grant would, by applying the abovementioned formulae, be as follows:, the number of NED Securities to be granted to that non-executive director would, by applying the abovementioned formulae, be as follows:

RSUs

•	A = US$147,00

•	B = US$13.41, being the highest closing price of the Company’s common stock on NASDAQ over the 6-month period to February 28, 2023

•	R = 10,961 RSUs to acquire 10,961 shares of common stock (or 54,805 CDIs if so elected) (being the result of dividing A by B)

Options

•	X = US$63,000

•	Y = US$13.41, being the highest closing price of the Company’s common stock on NASDAQ over the 6-month period to February 28, 2023

•	O = 4,697 options to acquire 4,697 shares of common stock (or 23,485 CDIs if so elected) (being the result of dividing X by Y) at an exercise price of US$13.41 per option

Calculation of the number of NED Securities to be granted under the Annual Grants

As noted above, it is proposed that, subject to stockholder approval at the Annual Meeting, each of the non-executive directors will be granted RSUs to acquire shares of common stock equal in value to US$87,500 (as at the date of the grant) and options to acquire shares of common stock equal in value to US$37,500 (as at the date of the grant).

The number of NED Securities to be granted to each of the non-executive directors under the Annual Grants on the date of the grant will be determined in accordance with the following formulae:

In respect of the RSUs:    R = A / B

where:

R	means the number of RSUs to be issued to the relevant non-executive director rounded down to the nearest whole RSU

A	means the amount of US$87,500

B	means the closing price of the Company’s shares of common stock on NASDAQ on the date of grant of the RSUs

In respect of the options: O = X / Y

where:

O	means the number of options to be issued to the relevant non-executive director rounded down to the nearest whole option

X	means the amount of US$37,500

Y	means the closing price of the Company’s shares of common stock on NASDAQ on the date of grant of the options

Table 4: Illustrative examples (only) of how the number of NED Securities under the Annual Grants will be calculated

Set out below are example calculations, for illustrative purposes (only), of how the number of NED Securities to be granted to the non-executive directors under the Annual Grants will be calculated by applying the above formula. These examples have been calculated by reference to the lowest closing price of the Company’s common stock and highest closing price of the Company’s common stock on NASDAQ over the 6-month period to February 28, 2023.

It is important that stockholders note that the below calculations are examples only and the number of NED Securities that will actually be granted to the non-executive directors under the Annual Grants will be calculated on the basis of the closing price of the Company’s shares of common stock on NASDAQ on the date on which the relevant non-executive director is granted their NED Securities under the Annual Grant, which will be the date of the Annual Meeting or shortly thereafter. As a result, the number of NED Securities actually granted to each non-executive director under the Annual Grants may vary materially from the examples set out below.

Example 1 – Lowest closing price on NASDAQ over 6-month period to February 28, 2023:

If, by way of example, a non-executive director had been granted their NED Securities under the Annual Grants on the date of the lowest closing price of the Company’s common stock on NASDAQ over the 6-month period to February 28, 2023, the number of NED Securities to be granted to that New NED under the Annual Grants would, by applying the abovementioned formulae, be as follows:

RSUs

•	A = US$87,500

•	B = US$4.53, being the lowest closing price of the Company’s common stock on NASDAQ over the 6-month period to February 28, 2023

•	R = 19,315 RSUs to acquire 19,315 shares of common stock (or 96,575 CDIs if so elected) (being the result of dividing A by B)

Options

•	X = US$37,500

•	Y = US$4.53, being the lowest closing price of the Company’s common stock on NASDAQ over the 6-month period to February 28, 2023

•	O = 8,278 options to acquire 8,278 shares of common stock (or 41,390 CDIs if so elected) (being the result of dividing X by Y) at an exercise price of US$4.53 per option

Example 2 – Highest closing price on NASDAQ over 6-month period to February 28, 2023:

If, by way of example, a non-executive director had been granted their NED Securities under the Annual Grants on the date of the highest closing price of the Company’s common stock on NASDAQ over the 6-month period to February 28, 2023, the number of NED Securities to be granted to that non-executive director under the Annual Grants would, by applying the abovementioned formula, would be as follows:

RSUs

•	A = US$87,500

•	B = US$13.41, being the highest closing price of the Company’s common stock on NASDAQ over the 6-month period to February 28, 2023

•	R = 6,524 RSUs to acquire 6,524 shares of common stock (or 32,620 CDIs if so elected) (being the result of dividing A by B)

Options

•	X = US$37,500

•	Y = US$13.41, being the highest closing price of the Company’s common stock on NASDAQ over the 6-month period to February 28, 2023

•	O = 2,796 options to acquire 2,796 shares of common stock (or 13,980 CDIs if so elected) (being the result of dividing X by Y) at an exercise price of US$13.41 per option.

If stockholder approval is obtained, the NED Securities proposed to be granted to each relevant non-executive director will be granted under and subject to the terms and conditions of a template RSU agreement (in respect of the RSUs) and a template option agreement (in respect of the options) to be entered into between the relevant non-executive director and the Company (“NED Security Agreements”), the terms of which are summarized below.

Each of Proposal No’s 3 – 10 (inclusive) are separate Proposals to be considered by stockholders independently. In addition, Proposal No’s 3 – 10 (inclusive) are not interdependent Proposals, meaning that the approval of one Proposal will not impact the outcome of another Proposal (e.g., if Proposal No.4 is not approved, this does not impact the ability of Proposal No. 5 to be approved). Accordingly, if only some of Proposal No’s 3 –10 are approved by stockholders, those Proposals that are approved will remain valid even if certain of Proposal No’s 3 – 10 are not approved by stockholders.

Those non-executive directors who have the grant of NED Securities to them approved pursuant to the relevant Proposal will be entitled to be granted those NED Securities whereas those non-executive directors who do not have the grant of the relevant NED Securities to them approved will not be entitled to be granted those NED Securities.

ASX Listing Rule 10.11

The requirement to seek stockholder approval for the grant of the NED Securities is contained in ASX Listing Rule 10.11. ASX Listing Rule 10.11 provides that a company must not, subject to specified exceptions, issue or agree to issue any equity securities to a related party, which includes a director, without stockholder approval. If stockholder approval to any of Proposal No’s 3 – 10 is received, approval of that Proposal is not required under ASX Listing Rule 7.1 and the subsequent issue of the shares of common stock (or CDIs) the subject of the options and RSUs referred to in that Proposal will not be counted towards the Company’s 15% placement capacity restriction set out in ASX Listing Rule 7.1.

Reasons for the grant of the NED Securities

The Board has approved the proposed grant of the NED Securities in order to promote ownership in the Company by the non-executive directors and to align their interests with stockholders by linking part of their compensation to the long-term success of the Company and its financial performance. The provision of the NED Securities is an essential component of compensation for U.S. based non-executive directors of NASDAQ listed companies and the Board believes that the grant of the NED Securities should assist the Company in retaining members of the Board of Directors in an increasingly competitive environment for the recruitment and retention of non-executive directors.

As noted above, the Board is also of the view that the grant of the NED Securities to the abovementioned non-executive directors is a reasonable and appropriate method to provide cost effective remuneration to those non-executive directors as the non-cash form of this remuneration will allow the Company to spend a greater proportion of its cash reserves on its operations than it would if alternative cash forms of remuneration were required to be provided to those non-executive directors instead of the NED Securities.

Material terms of the NED Security Agreements

In addition to the value, vesting schedules and other terms of the NED securities noted in the tables above, the following is a summary of other material terms of the NED Security Agreements.

Option Agreements

a)	Grant Price: There is no consideration payable for the grant of the options.

b)

Exercise Price: As noted above, the exercise price payable for each share of common stock the subject of the option will be the closing price of the Company’s shares of common stock on NASDAQ on the date on which the option is granted.

c)

Method of payment of Exercise Price: Each non-executive director may pay the applicable exercise price by personal check (or readily available funds), wire transfer, cashier’s check or by consideration received by the Company pursuant to a broker-assisted cashless exercise program implemented by the “Administrator” under the Option Agreement. Under a cashless exercise, also known as a same-day sale, a broker facilitates the exercise of options by the grantee so that the grantee may exercise options without making an upfront purchase of shares. The grantee exercises the options, and then immediately sells enough shares of common stock to repay the broker and cover any associated costs with the transaction. The grantee then retains the net number of shares of common stock.

d)

Shares of common stock (and not CDIs) issued under a cashless exercise: Where a cashless exercise program is implemented, only shares of common stock (and not CDIs) may be issued to the non-executive director.

e)

Vesting Conditions: The relevant vesting conditions for the options (which are entirely time based) are set out in Table 1 (in respect of the Initial Grants proposed to be made to each New NED) and Table 2 (in respect of the Annual Grants proposed to be made to each non-executive director) above. Once an option has vested it may be exercised at any time during the option term applicable to it unless it otherwise lapses or is forfeited pursuant to the terms of the Option Agreement

f)

Option term: The options will expire at the close of business at the Company’s headquarters on the applicable expiration date (being 10 years from the grant date of the relevant option), unless the relevant Option Agreement terminates earlier in connection with the non-executive director no longer serving as a director of the Company or in the event of a change of control occurring with respect to the Company.

g)

Lapsing on cessation as a director: If a non-executive director ceases to be a director of the Company prior to the relevant expiration date of the option (other than for cause), the unvested portion of the director’s options will automatically expire on the director’s date of termination, and the vested portion of the director’s options will remain outstanding and exercisable for the following periods (unless otherwise determined by the Company’s Compensation Committee): (i) three months following termination for any reason other than cause, disability or death; (ii) six months following a termination due to disability; and (iii) 12 months following the date of the director’s death, if they die while serving as a director or during the period provided in (i) or (ii).

If a non-executive director ceases to be a director of the Company prior to the relevant expiration date of the option due to being terminated for cause, the option will terminate and be forfeited immediately upon the director’s termination, and the director will be prohibited from exercising any portion (including any vested portion) of the option on or after the date of termination. If the director’s service as a non-executive director of the Company is suspended pending an investigation as to whether the director will be terminated for cause, all of the director’s rights under the option, including the right to exercise any vested options, will be suspended during the investigation period.

h)

Subject to the ASX Listing Rules: While the Company is subject to the ASX Listing Rules, there are additional restrictions that will apply to each non-executive director under the terms of the relevant Option Agreement including, amongst other things, restrictions on the director’s ability as an option holder to participate in new issues of shares of common stock (where a new issue is offered to existing holders of the Company’s shares of common stock) where it relates to the shares of common stock the subject of the option and restrictions in relation to the amendment or modification of the terms of the options (unless such amendment or modification is made to comply with the ASX Listing Rules or unless otherwise permitted by the ASX Listing Rule or by a waiver granted by the ASX).

i)

Adjustment of shares of common stock: If the number of the Company’s outstanding shares of common stock is changed or the value of the Company’s shares of common stock are otherwise affected by the occurrence of certain specified corporate actions, then the maximum number and class of shares of common stock or type of security reserved for issuance and the exercise price and number and class of shares of common stock or type of security subject to the relevant option grant will, subject to any required action by the Board of Directors or the Company’s stockholders and subject to compliance with, and to the extent permitted by, all “Applicable Laws” (as defined in the Option Agreement), be proportionately adjusted or adjusted in such manner as the Company’s Compensation Committee determines to be equitably required, provided that fractions of a share of common stock will not be issued. In this respect, where the ASX Listing Rules apply, the Compensation Committee will make such adjustments as are necessary and in accordance with the ASX Listing Rules to the number, class, or type of shares of common stock or securities that are subject to the option grant or the exercise price and such other adjustments as are appropriate in the discretion of the Compensation Committee and in accordance with the ASX Listing Rules. Such adjustments may provide for the elimination of fractional shares that may otherwise be subject to the option grant without any payment therefor.

j)

Minimum number of shares of common stock: The option granted to each non-executive director under the Option Agreement may be exercised on multiple occasions during the option term, however the Company may impose a minimum number of shares of common stock in respect of which the option may be exercised at any one time.

k)

Change in control: In the event that the Company is subject to a change of control (as that term is defined in the Option Agreement), any unvested portion of the relevant option outstanding as of immediately prior to the change in control will vest in full as of the change in control.

RSU Agreements

a)	Grant Price: There is no consideration payable for the grant of the RSUs.

b)

Vesting Conditions: The relevant vesting conditions for the RSUs (which are entirely time based) are set out in Table 1 (in respect of the Initial Grants proposed to be made to the New NEDs) and Table 2 (in respect of the Annual Grants proposed to be made to each non-executive director (as applicable). The Company will issue or transfer to the non-executive director shares of common stock (or CDIs) on or as soon as administratively practical (and within 20 business days in accordance with the terms of the RSU Agreement) following the relevant vesting date of the RSUs.

c)

Lapsing on cessation as a director: If a non-executive director’s continuous service as a non-executive director of the Company terminates for any reason, all unvested RSUs will be forfeited to the Company, and all rights of the non-executive director to such RSUs will immediately terminate without payment of any consideration to the non-executive director.

d)

Adjustment of shares of common stock: If the number of the Company’s outstanding shares of common stock is changed or the value of the Company’s shares of common stock are otherwise affected by the occurrence of certain specified corporate actions, then the maximum number and class of shares of common stock or type of security reserved for issuance under an RSU will, subject to any required action by the Board of Directors or the Company’s stockholders and subject to compliance with, and to the extent permitted by, all “Applicable Laws” (as defined in the RSU Agreement), be proportionately adjusted or adjusted in such manner as the Company’s Compensation Committee determines to be equitably required, provided that fractions of a share of common stock will not be issued. In this respect, where the ASX Listing Rules apply, the Compensation Committee will make such adjustments as are necessary and in accordance with the ASX Listing Rules to the number, class or type of shares of common stock or securities that are subject to the RSU grant and such other adjustments as are appropriate in the discretion of the Compensation Committee and in accordance with the ASX Listing Rules. Such adjustments may provide for the elimination of fractional shares that may otherwise be subject to RSU grants without any payment therefor.

e)

Change in control: In the event that the Company is subject to a change of control (as that term is defined in the RSU Agreement), any unvested portion of the relevant RSUs outstanding as of immediately prior to the change in control will vest in full as of the change in control.

Certain US Federal Income Tax Consequences

The following is a brief summary of certain of the US federal income tax consequences of certain transactions under the NED Security Agreements based on US federal income tax laws in effect. This summary, which is presented for the information of stockholders considering how to vote on this Proposal and not for award grantees, is not intended to be complete and does not describe federal taxes other than income taxes, such as Medicare and Social Security taxes, state taxes, local taxes, or foreign taxes.

There are generally no US income tax consequences for the Company or the option holder upon the grant of a non-statutory stock option. In general, when a non-statutory stock option is exercised, the recipient will recognize ordinary income equal to the excess of the fair market value of the shares of common stock for which the option is exercised on the date of exercise over the aggregate exercise price. Upon the sale of shares of common stock acquired from exercising an option, the recipient will realize a capital gain (or loss) equal to the difference between the proceeds received and the fair market value of the shares of common stock on the date of exercise. The capital gain (or loss) will be a long-term capital gain (or loss) if the participant held the shares of common stock for more than a year after the exercise of the option, or otherwise a short-term capital gain (or loss).

RSUs will not have US tax consequences for the Company or the recipient at the time of grant. Income will be realized when the awards vest. At that time, the recipient will realize ordinary income equal to the fair market value of the shares of common stock issued to them. Upon the sale of shares of common stock received in settlement of RSUs, the recipient will realize a capital gain or loss equal to the difference between the sale proceeds and income previously realized with respect to the shares of common stock. The capital gain (or loss) will be a long-term capital gain (or loss) if the recipient held the shares of common stock for more than one year after realizing income attributable to the shares of common stock, or otherwise a short-term capital gain (or loss).

To the extent that an award recipient recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which they perform services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the U.S. Internal Revenue Code of 1986, as amended (“Code”) and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Information required under ASX Listing Rules 10.11 and 10.13

For the purposes of ASX Listing Rules 10.11 and 10.13, the following information is provided:

•

(ASX Listing Rule 10.13.1): The NED Securities are proposed to be granted to the Company’s non-executive directors, namely Mr. Lou Panaccio, Professor Suzanne Crowe, Mr. Jeremy Curnock Cook, Ms. Jan Stern Reed, Mr. Robert McNamara and Mr. Cary Vance.

•

(ASX Listing Rule 10.13.2): Each of Mr. Lou Panaccio, Professor Suzanne Crowe, Mr. Jeremy Curnock Cook, Ms. Jan Stern Reed, Mr. Robert McNamara and Mr. Cary Vance are directors of the Company, and therefore fall into the category under ASX Listing Rule 10.11.1.

•

(ASX Listing Rule 10.13.3): The class of securities to be issued to each relevant non-executive director is set out above. The number of NED Securities to be issued under the Initial Grants and the Annual Grants will be calculated on the date of grant in accordance with the formulae set out above.

•

(ASX Listing Rule 10.13.4): The securities proposed to be granted under Proposal No’s 3 – 10 (inclusive) are the NED Securities, comprising RSUs and options to acquire fully paid shares of common stock (which each relevant non-executive director may elect to receive as CDIs (where five CDIs are equal to one share of common stock) except in the case of a cashless exercise of an option). The material terms of the NED Securities are set out above.

•

(ASX Listing Rule 10.13.5): Any NED Securities to be granted to the relevant non-executive directors, if approved under Proposal No’s 3 – 10, will be granted on the date of the Annual Meeting or shortly thereafter (and no later than one month after the date of the Annual Meeting).

•

(ASX Listing Rule 10.13.6): The Company will receive no form of consideration for the grant of the RSUs (or for the common stock (or CDIs) to be issued or transferred upon the vesting of the RSUs) or the options, other than the continued provision of non-executive director services by the non-executive directors. In relation to the options, once vested, the relevant non-executive director will be required to pay the exercise price for the number of shares of common stock of the Company (which may be represented as CDIs) the subject of the options being exercised. The exercise price payable for each share of common stock to be issued under the option will be the closing price of the Company’s shares of common stock on NASDAQ on the date on which the option is granted. For example, if the option was granted on March 21, 2023, (United States), the exercise price for each share of common stock to be issued under the option would be US$13.49, being the closing price of the Company’s shares of common stock on NASDAQ on March 21, 2023 (United States). Where a non-executive director elects to receive CDIs instead of shares of common stock, the total exercise price will remain the same however the non-executive director will receive five CDIs for each share of common stock that the director would have otherwise received.

•

(ASX Listing Rule 10.13.7): As noted above, the purpose of the proposed grant of the NED Securities is to promote ownership in the Company by the non-executive directors and to align their interests with stockholders by linking part of their compensation to the long-term success of the Company and its financial performance.

•	(ASX Listing Rule 10.13.8): The details of each non-executive director’s current total remuneration package (in US dollars) is set out below.

•

(ASX Listing Rule 10.13.9): The NED Securities are proposed to be granted in accordance with the terms and conditions of the NED Security Agreements. The material terms of the NED Security Agreements are set out above.

Non-Executive Director’s Current Total Remuneration Table (as of December 31, 2022):

	Board Member	Board Chair	Audit Chair	Audit Committee	Compensation Chair	Compensation Committee	Nomination Chair	Nomination Committee	Total
Lou Panaccio	$70,000	$35,000	—	$10,000	—	$6,250	—	$5,000	$126,250
Professor Suzanne Crowe	$70,000	—	—	—	$15,000	—	$10,000	—	$95,000
Jeremy Curnock Cook	$70,000	—	$8,333	—	—	$7,500	—	$5,000	$90,833
Jan Stern Reed	$70,000	—	—	$10,000		$7,500	—	$5,000	$92,500

Recommendations

The Board (other than Mr. Lou Panaccio, who abstains given his personal interest in Proposal No. 3) recommends that stockholders vote “FOR” Proposal No. 3.

The Board (other than Professor Suzanne Crowe, who abstains given her personal interest in Proposal No. 4) recommends that stockholders vote “FOR” Proposal No. 4.

The Board (other than Mr. Jeremy Curnock Cook, who abstains given his personal interest in Proposal No. 5) recommends that stockholders vote “FOR” Proposal No. 5.

The Board (other than Ms. Jan Stern Reed, who abstains given her personal interest in Proposal No. 6) recommends that stockholders vote “FOR” Proposal No. 6.

The Board (other than Mr. Robert McNamara, who abstains given his personal interest in Proposals No. 7 and No. 8) recommends the stockholders vote “FOR” Proposals No. 7 and 8.

The Board (other than Mr. Cary Vance) who abstains given his personal interest in Proposals No. 9 and No. 10) recommends the stockholders vote “FOR” Proposals No. 9 and No. 10.

As noted above, Proposal No’s 3 – 10 (inclusive) are not interdependent Proposals. Accordingly, if only some of Proposal No’s 3 – 10 are approved by stockholders, those Proposals that are approved will remain valid even if certain of Proposal No’s 3 – 10 are not approved by stockholders. If this occurs, those non-executive directors who have the grant of any NED Securities to them approved will be granted those NED Securities. Those non-executive directors who do not have the grant of NED Securities to them approved will not be entitled to be granted those NED Securities.

Vote Required

Approval of each of Proposal No’s 3 – 10 requires a number of “FOR” votes that is a majority of the votes cast by the Company’s stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the relevant Proposal.

Voting Exclusion Statement

The Company will disregard any votes cast in favor of:

•

Proposal No. 3 by on or behalf of Mr. Panaccio and any other person who will obtain a material benefit as a result of the issue of the securities under Proposal No. 3 (except a benefit solely by reason of being a holder of the Company’s shares of common stock (or CDI(s)) or their associates;

•

Proposal No. 4 by or on behalf of Professor Crowe and any other person who will obtain a material benefit as a result of the issue of the securities under Proposal No. 4 (except a benefit solely by reason of being a holder of the Company’s shares of common stock (or CDI(s)) or their associates;

•

Proposal No. 5 by or on behalf of Mr. Curnock Cook and any other person who will obtain a material benefit as a result of the issue of the securities under Proposal No. 5 (except a benefit solely by reason of being a holder of the Company’s shares of common stock (or CDI(s)) or their associates;

•

Proposal No. 6 by or on behalf of Ms. Stern Reed and any other person who will obtain a material benefit as a result of the issue of the securities under Proposal No. 6 (except a benefit solely by reason of being a holder of the Company’s shares of common stock (or CDI(s)) or their associates;

•

Proposal No. 7 by on or behalf of Mr. Robert McNamara and any other person who will obtain a material benefit as a result of the issue of the securities under Proposal No. 7 (except a benefit solely by reason of being a holder of the Company’s shares of common stock (or CDI(s)) or their associates;

•

Proposal No. 8 by or on behalf of Mr. Robert McNamara and any other person who will obtain a material benefit as a result of the issue of the securities under Proposal No. 8 (except a benefit solely by reason of being a holder of the Company’s shares of common stock (or CDI(s)) or their associates;

•

Proposal No. 9 by or on behalf of Mr. Cary Vance and any other person who will obtain a material benefit as a result of the issue of the securities under Proposal No. 9 (except a benefit solely by reason of being a holder of the Company’s shares of common stock (or CDI(s)) or their associates;

•

Proposal No. 10 by or on behalf of Mr. Cary Vance and any other person who will obtain a material benefit as a result of the issue of the securities under Proposal No. 10 (except a benefit solely by reason of being a holder of the Company’s shares of common stock (or CDI(s)) or their associates;

however, the Company need not disregard a vote cast in favor of any of the above Proposals by:

•

a person as proxy or attorney for a person who is entitled to vote on the relevant Proposal, in accordance with directions given to the proxy or attorney to vote on the relevant Proposal in that way; or

•

the chair of the annual meeting as proxy or attorney for a person who is entitled to vote on the relevant Proposal, in accordance with a direction given to the chair to vote on the relevant Proposal as the chair decides; or

•	a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:

•	the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on the relevant Proposal; and

•	the holder votes on the relevant Proposal in accordance with directions given by the beneficiary to the holder to vote in that way.

Proposal No. 11

APPROVAL OF THE GRANT OF OPTIONS TO MR. JAMES CORBETT, CHIEF EXECUTIVE OFFICER OF THE COMPANY

Background

Proposal No. 11 seeks the approval of stockholders under ASX Listing Rule 10.11 for the grant of options to acquire 100,000 shares of common stock of the Company (or, if so elected, CDIs) to Mr. Corbett (“CEO Options”) on the terms and conditions of an option agreement (“Option Agreement”) to be entered into between Mr. Corbett and the Company, the proposed terms of which are set out below.

Each option on vesting and payment of the applicable exercise price by Mr. Corbett (being the closing price of the Company’s shares of common stock on NASDAQ on the date on which the options are granted) will entitle Mr. Corbett to be issued one fully paid share of common stock of the Company. Mr. Corbett may (except where a cashless exercise program is implemented in respect of the relevant option) elect to acquire CDIs in place of common stock of the Company with five CDIs being equal to one share of common stock of the Company.

If stockholder approval is obtained, the CEO Options will be issued under and subject to the terms of the CEO Option Agreement. If stockholder approval is not obtained, the CEO Options will not be issued to Mr. Corbett.

ASX Listing Rule 10.11

The requirement to seek stockholder approval for the issue of the CEO Options is contained in ASX Listing Rule 10.11. ASX Listing Rule 10.11 provides that a company must not, subject to specified exceptions, issue or agree to issue any equity securities to a related party, which includes a director, without stockholder approval.

If stockholder approval in relation to this Proposal No. 11 is received, approval is not required under ASX Listing Rule 7.1 and the subsequent issue of the shares of common stock (or CDIs) the subject of the CEO Options will not be counted towards the Company’s 15% placement capacity restriction set out in ASX Listing Rule 7.1

Reasons for the grant of the CEO Options

In order to continue to incentivize Mr. Corbett in his CEO role with the Company, the Board has approved the proposed grant of the CEO Options to Mr. Corbett.

Number of CEO Options and vesting conditions

Set out below are details of the CEO Options proposed to be issued to Mr. Corbett if approved by the stockholders under this Proposal No. 11.

Number of CEO Options to be issued (1)	Vesting Terms (1)	Vesting Schedule
Options to acquire 100,000 shares of Common Stock.	Tenure based—the CEO Options will vest on an annual basis over three years in equal installments, subject to Mr. Corbett continuing to be employed with the Company. Upon vesting, the CEO Options may then be	Year 1: On the first anniversary of the grant date 33.3% of the CEO Options will vest (being 33,333 CEO Options) Year 2: On the second anniversary of the grant date

Number of CEO Options to be issued	Vesting Terms (1)	Vesting Schedule
	exercised (subject to the payment by Mr. Corbett of the exercise price) (2) with an expiration date of ten years from the grant date (being the date of the Annual Meeting)	33.3% of the CEO Options will vest (being 33,333 CEO Options) Year 3: On the third anniversary of the grant date 33.3% of the CEO Options will vest (being 33,334 CEO Options)

(1)	Mr. Corbett may elect to acquire CDIs in place of common stock, where five CDIs are equal to one share of common stock
(2)

The exercise price payable for each share of common stock to be issued upon exercise of each CEO Option will be the closing price of a share of Common Stock on NASDAQ on the date on which the CEO Options are granted, being the date of the Annual Meeting or shortly thereafter.

Material terms of the CEO Option Agreement

Set out below is a summary of the principal terms of the CEO Option Agreement.

a)	Grant Price: There is no consideration payable for the grant of the CEO Options.

b)

Exercise Price: As noted above, the exercise price payable for each share of common stock to be issued under each CEO Option will be the closing price of a share of Common Stock on NASDAQ on the date on which the CEO Options are granted.

c)

Method of payment of Exercise Price: Mr. Corbett may pay the applicable exercise price by personal check (or readily available funds), wire transfer, cashier’s check or by consideration received by the Company pursuant to a broker-assisted cashless exercise program implemented by the “Administrator” under the CEO Option Agreement. Under a cashless exercise, also known as a same-day sale, a broker would facilitate the exercise of CEO Options by Mr. Corbett so that Mr. Corbett may exercise CEO Options without making an upfront purchase of shares. Mr. Corbett would exercise the CEO Options, and then immediately sell enough shares of common stock to repay the broker and cover any associated taxes and costs with the transaction. Mr. Corbett would then retain the net number of shares of common stock.

d)	Shares of common stock (and not CDIs) issued under a cashless exercise: Where a cashless exercise program is implemented, only shares of common stock (and not CDIs) may be issued to Mr. Corbett.

e)

Vesting Conditions: The relevant vesting conditions for the CEO Options are set out in the above table. Once a CEO Option has vested it may be exercised at any time during the option term applicable to it unless it otherwise lapses or is forfeited pursuant to the terms of the CEO Option Agreement.

f)

Option term: The CEO Options will expire at the close of business at the Company’s headquarters on the applicable expiration date (being 10 years from the grant date of the CEO Option), unless the CEO Option Agreement terminates earlier in connection with Mr. Corbett no longer serving as an employee of the Company or in the event of a change of control.

g)

Lapsing on cessation as CEO: If Mr. Corbett ceases to be an employee of the Company prior to the relevant expiration date of the CEO Options (other than for cause), the unvested portion of Mr. Corbett’s CEO Options will automatically expire on the date that Mr. Corbett ceases to be an employee the Company, and the vested portion of Mr. Corbett’s CEO Options will remain outstanding and exercisable for the following periods (unless otherwise determined by the Company’s Compensation Committee): (i) three months following termination for any reason other than cause, disability or death; (ii) six months following a termination due to disability; and (iii) 12 months following the date of Mr. Corbett’s death, if he dies while an employee of the Company or during the period provided in (i) or (ii).

If Mr. Corbett ceases to be an employee of the Company prior to the relevant expiration date of the CEO Options due to being terminated for cause, the CEO Options will terminate and be forfeited immediately upon Mr. Corbett’s termination, and Mr. Corbett will be prohibited from exercising any portion (including any vested portion) of the CEO Options on or after the date of termination. If Mr. Corbett’s employment with the Company is suspended pending an investigation as to whether he will be terminated for cause, all of Mr. Corbett’s rights under the CEO Options, including the right to exercise any vested CEO Options, will be suspended during the investigation period.

h)

Subject to the ASX Listing Rules: While the Company is subject to the ASX Listing Rules, there are additional restrictions that will apply to Mr. Corbett under the terms of the CEO Option Agreement including, amongst other things, restrictions on Mr. Corbett’s ability as an option holder to participate in new issues of shares of common stock (where a new issue is offered to existing holders of the Company’s shares of common stock) where it relates to the shares of common stock the subject of the CEO Option and restrictions in relation to the amendment or modification of the terms of the CEO Options (unless such amendment or modification is made to comply with the ASX Listing Rules or unless otherwise permitted by the ASX Listing Rule or by a waiver granted by the ASX).

i)

Adjustment of shares of common stock: If the number of the Company’s outstanding shares of common stock is changed or the value of the Company’s shares of common stock are otherwise affected by the occurrence of certain specified corporate actions, then the maximum number and class of shares of common stock or type of security reserved for issuance and the exercise price and number and class of shares of common stock or type of security subject to the CEO Options grant will, subject to any required action by the Board of Directors or the Company’s stockholders and subject to compliance with, and to the extent permitted by, all “Applicable Laws” (as defined in the CEO Option Agreement), be proportionately adjusted or adjusted in such manner as the Company’s Compensation Committee determines to be equitably required, provided that fractions of a share of common stock will not be issued. In this respect, where the ASX Listing Rules apply, the Compensation Committee will make such adjustments as are necessary and in accordance with the ASX Listing Rules to the number, class or type of shares of common stock or securities that are subject to the CEO Options grant or the exercise price and such other adjustments as are appropriate in the discretion of the Compensation Committee and in accordance with the ASX Listing Rules. Such adjustments may provide for the elimination of fractional shares that may otherwise be subject to the option grant without any payment therefore.

j)

Minimum number of shares of common stock: The CEO Options granted to Mr. Corbett under the CEO Option Agreement may be exercised on multiple occasions during the option term, however the Company may impose a minimum number of shares of common stock in respect of which the CEO Options may be exercised at any one time.

k)

Change in control: In the event that the Company is subject to a change of control (as that term is defined in the CEO Option Agreement), any unvested portion of the relevant CEO Options outstanding as of immediately prior to the change in control will vest in full as of the change in control.

Certain US Federal Income Tax Consequences

The following is a brief summary of certain of the US federal income tax consequences of certain transactions under the CEO Option Agreement based on US federal income tax laws in effect. This summary, which is presented for the information of stockholders considering how to vote on this Proposal and not for the award grantee, is not intended to be complete and does not describe federal taxes other than income taxes, such as Medicare and Social Security taxes, state taxes, local taxes, or foreign taxes.

There are generally no US income tax consequences for the Company or the option holder upon the grant of a non-statutory stock option. In general, when a non-statutory stock option is exercised, the recipient will recognize ordinary income equal to the excess of the fair market value of the shares of common stock for which the option is exercised on the date of exercise over the aggregate exercise price. Upon the sale of shares of common stock acquired from exercising an option, the recipient will realize a capital gain (or loss) equal to the difference between the proceeds received and the fair market value of the shares of common stock on the date of exercise. The capital gain (or loss) will be a long-term capital gain (or loss) if the participant held the shares of common stock for more than a year after the exercise of the option, or otherwise a short-term capital gain (or loss).

To the extent that an award recipient recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which they perform services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Information required under ASX Listing Rules 10.11 and 10.13

For the purposes of ASX Listing Rules 10.11 and 10.13, the following information is provided:

•	(ASX Listing Rule 10.13.1): The CEO Options are proposed to be granted to Mr. James Corbett, the Company’s President and CEO.

•	(ASX Listing Rule 10.13.2): Mr. Corbett is a director of the Company and therefore falls into the category under ASX Listing Rule 10.11.1.

•	(ASX Listing Rule 10.13.3): The number and class of securities to be issued to Mr. Corbett are set out above.

•

(ASX Listing Rule 10.13.4): The securities proposed to be granted are options to acquire fully paid shares of common stock (which Mr. Corbett may elect to receive as CDIs (where five CDIs are equal to one share of common stock), except in the case of a cashless exercise of an option). The material terms of the CEO Options are set out above.

•

(ASX Listing Rule 10.13.5): If approved under this Proposal, the CEO Options will be issued on the date of the Annual Meeting or shortly thereafter (and no later than one month after the date of the Annual Meeting).

•

(ASX Listing Rule 10.13.6): The Company will receive no form of consideration for the grant of the CEO Options, other than the continued provision of employment and director services by Mr. Corbett. Once vested, Mr. Corbett will be required to pay the exercise price for the number of shares of common stock of the Company (which may be represented as CDIs) the subject of the CEO Options being exercised. The exercise price payable for each share of common stock to be issued upon exercise of each CEO Option will be the closing price of a share of Common Stock on NASDAQ on the date on which the CEO Options are granted. If Mr. Corbett elects to receive CDIs instead of shares of common stock, the total exercise price will remain the same however Mr. Corbett will receive five CDIs for each share of common stock that Mr. Corbett would have otherwise received.

•	(ASX Listing Rule 10.13.7): The purpose of the issue of the CEO Options is set out above.

•	(ASX Listing Rule 10.13.8): Details of Mr. Corbett’s current total remuneration package is set out below.

•

Base Salary: Mr. Corbett is paid an annualized base salary of $630,000 in periodic installments, in accordance with the Company’s customary payroll practices, subject to annual review by the Compensation Committee of the Board of Directors.

•

Annual Bonus: For each completed fiscal year, Mr. Corbett is eligible to receive an annual bonus. As of September 28, 2022, Mr. Corbett’s target bonus opportunity shall be equal to 60% of base salary, based on the achievement of Mr. Corbett’s and the Company’s performance goals established by the Board of Directors; provided, that, depending on the results, Mr. Corbett’s annual bonus may be lower or higher than the target amount with a minimum bonus opportunity of 0% of base salary and a maximum bonus opportunity of 200% of base salary, as determined by the Board of Directors.

•

(ASX Listing Rule 10.13.9): The CEO Options are proposed to be issued in accordance with the terms and conditions of the CEO Option Agreement. The material terms of the CEO Option Agreement are set out above.

Recommendation

The Board (other than Mr. Corbett, who abstains given his personal interest in Proposal No. 11) recommends that stockholders vote “FOR” Proposal No. 11.

If this Proposal No. 11 is approved by stockholders, the CEO Options will be granted under and subject to the terms of the CEO Option Agreement. If this Proposal No. 11 is not approved by stockholders, the CEO Options will not be granted to Mr. Corbett.

Vote Required

Approval of this Proposal No. 11 requires a number of “FOR” votes that is a majority of the votes cast by the Company’s stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal No. 11.

Voting Exclusion Statement

The Company will disregard any votes cast in favor of Proposal No. 11 by on or behalf of Mr. Corbett and any other person who will obtain a material benefit as a result of the issue of the securities under Proposal No. 11 (except a benefit solely by reason of being a holder of the Company’s shares of common stock (or CDI(s)) or their associates, however, the Company need not disregard a vote cast in favor of Proposal No. 11 by:

•	a person as proxy or attorney for a person who is entitled to vote on Proposal No. 11, in accordance with directions given to the proxy or attorney to vote on Proposal No. 11 in that way; or

•

the chair of the annual meeting as proxy or attorney for a person who is entitled to vote on Proposal No. 11, in accordance with a direction given to the chair to vote on Proposal No. 11 as the chair decides; or

•	a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:

•	the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on Proposal No. 8; and

•	the holder votes on Proposal No.11 in accordance with directions given by the beneficiary to the holder to vote in that way.

Proposal No. 12

APPROVAL OF THE FIRST AMENDMENT TO THE COMPANY’S 2020 OMNIBUS INCENTIVE PLAN AND THE ISSUE OF SECURITIES UNDER THE PLAN

Upon the recommendation of the Compensation Committee, the Company’s Board of Directors unanimously approved the first amendment (“Amendment”) to the AVITA Medical, Inc. 2020 Omnibus Incentive Plan (the “Plan”) (a copy of which Amendment is contained in Annexure A to this Proxy Statement) subject to approval by stockholders at this Annual Meeting. If approved by stockholders, the Amendment will add 2,500,000 shares of Common Stock available for issuance under the Plan for a total of 4,250,000 shares of Common Stock. The Company’s Board of Directors believes the Amendment is necessary in order to ensure the Company has an adequate number of shares of Common Stock available to grant equity-based compensation to its employees and non-executive directors of the Company.

Background

The Plan was originally adopted and approved by stockholders on November 9, 2020 at the Company’s 2020 annual general meeting (“2020 AGM”). The issue of equity securities under the Plan for a period of three years was also approved by stockholders on November 9, 2020 at the 2020 AGM for the purposes of ASX Listing Rule 7.2, Exception 13(b) (which is further detailed below).

The Plan allows the Company to grant equity-based compensation to advance the interests and long-term success of the Company and its stockholders by encouraging stock ownership among employees, consultants, and non-employee directors. The Plan permits the Company to reward the efforts of its employees and to attract new personnel by providing incentives in the form of stock-based awards, including restricted stock awards, performance shares, and options to purchase shares of Common Stock.

The Company is seeking the approval of stockholders to the Amendment in order to increase the number of shares of Common Stock available for issuance under the Plan from 1,750,000 to 4,250,000, pursuant to the various awards that may be made under the Plan. In addition, given the three-year period to issue equity securities under the Plan without having to include such issues in the calculation of the Company’s 15% placement capacity under the ASX Listing Rules (as approved at the 2020 AGM for the purposes of ASX Listing Rule 7.2, Exception 13(b)) will expire on November 9, 2023, the Company is seeking the approval of stockholders pursuant to ASX Listing Rule 7.2, Exception 13(b) in relation to the issue of equity securities under the Plan for a further three years commencing on the date that this Proposal No. 12 is approved.

ASX Listing Rule 7.1 provides that a company must not, subject to specified exceptions, issue or agree to issue more equity securities during any 12 month period than that amount which represents 15% of the number of fully paid ordinary securities on issue at the commencement of that 12 month period without stockholder approval. ASX Listing Rule 7.2 sets out a number of exceptions to ASX Listing Rule 7.1. Relevantly, Exception 13(b) in ASX Listing Rule 7.2 provides an exception to ASX Listing Rule 7.1, being an issue of equity securities under an employee incentive scheme if, within three years before the date of issue, the stockholders of the Company approved the issue of equity securities under the scheme. Accordingly, if this Proposal No. 12 is approved by stockholders for the purposes of ASX Listing Rule 7.2, Exception 13(b), it will have the effect of enabling the equity securities issued under the Plan during the period of three years following the date that this Proposal No. 12 is approved to be automatically excluded from the formula used to calculate the number of securities which the Company may issue in any 12 month period under ASX Listing Rule 7.1 (15% placement capacity) without stockholder approval.

If this Proposal No. 12 is approved by stockholders, the Amendment will be effective as of the date of the Annual Meeting and will increase the number of shares of Common Stock available for issuance under the Plan from 1,750,000 to 4,250,000 and the Company may issue up to an additional 2,500,000 shares of Common

Stock pursuant to the various awards that may be made under the Plan (in total under the Plan) during the three year period following such approval in reliance on ASX Listing Rule 7.2, Exception 13(b). If this Proposal No. 12 is not approved by stockholders, the Amendment will not be effective and therefore the maximum number of shares of Common Stock available for issuance under the Plan will remain at 1,750,000 (with 226,750 shares of Common Stock remaining available for issuance as of March 22, 2023). In addition, any equity securities issued by the Company under the Plan after November 9, 2023 will need to be counted towards the Company’s 15% placement capacity for the purposes of ASX Listing Rule 7.1. Given that the Company obtained stockholder approval for the issuance of equity securities under the Plan for the purposes of ASX Listing Rule 7.2 Exception 13(b) on November 9, 2020 at the 2020 AGM, the Company may continue to issue equity securities under the Plan up to November 9, 2023 in reliance on ASX Listing Rule 7.2 Exception 13(b).

The Company’s success depends in part on its ability to retain high quality employees, consultants and directors. Providing equity-based compensation is critical to this success. The Company would be disadvantaged if it could not use equity-based compensation as a retention tool. Equity-based compensation is also critical because it links compensation with stockholder value creation.

As of March 22, 2023, the closing market price of the Company’s common stock was $13.26 per share, as reported by the NASDAQ Stock Market LLC, and the Company had 226,750 shares of Common Stock that remained available for issuance pursuant to awards that may be granted under the Plan. The Amendment will allow the Company to continue to grant equity and equity-based compensation awards to its employees and directors by increasing the number of shares of the Company’s outstanding common stock available under the Plan by an additional 2,500,000 shares of Common Stock. If the Amendment is not approved, it is anticipated that the Company will continue to grant awards under the Plan until the Plan’s share reserve is exhausted, at which point in time the Company may have to significantly increase cash-based compensation in lieu of equity-based compensation.

If the Amendment is not approved, the Company will not have any common stock remaining available under the Plan for use in attracting and keeping employees and directors. As a result, the Company may have to increase cash-based compensation, which may not necessarily link compensation with stockholder value creation, or may have to use cash, which would be better utilized if reinvested in the Company’s business.

If the Amendment is approved, the potential dilution from outstanding awards and shares of Common Stock (including those represented by CDIs) available for future awards under the Plan would be approximately [X]%. This percentage is calculated on a fully diluted basis by dividing the total shares underlying outstanding equity awards as of [DATE] plus the shares of Common Stock (including those represented by CDIs) available for future awards under the Plan (together, the numerator) by the total shares of Common Stock outstanding as of [DATE] plus the number of shares in the numerator. The Company’s three-year average burn rate of shares of Common Stock (including those represented by CDIs) for issue under the Plan as of [DATE] was [X]%. This percentage is calculated by dividing the total shares of Common Stock (including those represented by CDIs) underlying equity awards granted in a year by the weighted average shares outstanding during the year.

In determining the number of proposed shares of Common Stock to be utilized under the Plan, the Company evaluated a number of factors, including the Company’s historical and recent share usage and criteria expected to be utilized by institutional proxy advisory firms in evaluating the Company’s proposal.

The Board of Directors recommends that stockholders vote in favor of this Proposal No. 12 so that the Amendment to the Plan can be implemented to increase the share reserve. The Company expects that if stockholders approve this Proposal No. 12 (and therefore approve the Amendment), the additional shares of Common Stock, along with any shares that would become available again in connection with expired, cancelled, terminated or forfeited awards, will be sufficient to allow us to make equity awards in the amounts it believes are necessary to attract, motivate, retain and reward talented and experienced individuals for the next three years. This timeline is an estimate, and the Company’s expected equity grant practices are subject to change in the future. The Company’s equity grant practices could be affected by, among other things, the future price of our

Common Stock, the number of employees or other service providers employed or providing services to the Company, including potential new hires, the equity award grant practices and amounts of the Company’s peer companies and other competitors, and general industry or market practices.

The Board of Directors further recommends that stockholders vote in favor of this Proposal No. 12 so that the issue of equity securities under and subject to the terms of the Plan can be made in reliance on ASX Listing Rule 7.2, Exception 13(b), such that the issue of equity securities under the Plan will not reduce the Company’s 15% placement capacity under ASX Listing Rule 7.1 for the next three years.

ASX Listing Rule 7.2

If approval of this Proposal No. 12 is obtained, the approval in relation to ASX Listing Rule 7.2, Exception 13(b) has a three year life span. Accordingly, it is the current intention of the Company to seek to refresh the approval for the purposes of ASX Listing Rule 7.2, Exception 13(b) in three years’ time so that the issue of securities under the Plan will not reduce the Company’s 15% placement capacity for a further three years.

For the purposes of ASX Listing Rule 7.2, Exception 13(b), the Company confirm the following information:

•	a summary of the material terms of the Plan (on the assumption that the Amendment is approved under this Proposal No. 12) is set out below;

•

the number of equity securities issued under the Plan since it was last approved by stockholders at the Company’s 2020 annual general meeting held on November 9, 2020 is 1,523,250 shares of Common Stock;

•

the maximum number of equity securities proposed to be issued under the Plan following the approval of this Proposal No. 12 is 2,726,750 shares of Common Stock pursuant to the various awards that may be made under the Plan (subject to any capitalization adjustment (as described below) and any other applicable provisions in the Plan); and

•	a voting exclusion statement in relation to Proposal No. 12 is set out below.

Summary of Material Terms of the Plan

The following description of the Plan is only a summary of its material terms, as amended to reflect the Amendment, and is qualified by reference to the full text of (i) the Plan, a copy of which is incorporated by reference to Exhibit 4.1 of the Company’s Registration Statement on Form S-8 filed on November 24, 2020 (File No. 333-250924), and (ii) the First Amendment, which is included with the Proxy Statement as Annexure A.

Purpose; Types of Awards. The purpose of the Plan is to attract and retain the best available personnel for the Company and its affiliates, to provide additional incentives to such personnel and to promote the success of the business of the Company and its affiliates. To accomplish this purpose, the Plan permits the granting of awards in the form of (a) incentive stock options, (b) non-statutory stock options, (c) stock appreciation rights, (d) restricted stock awards, (e) restricted stock unit awards, (f) performance awards, and (g) certain other awards (as described below).

Administration. The Plan is administered by the Compensation Committee of the Board of Directors, or those persons to whom administration of the Plan, or part of the Plan, has been delegated, or by the Board of Directors (such administrator, the “Committee”). Subject to the general purposes, terms and conditions of the Plan, any charter adopted by the Board of Directors governing the actions of the Committee and applicable laws (including the ASX Listing Rules), the Committee has the full power to implement and carry out the Plan. The Committee has the power to determine the terms of the awards granted under the Plan, including the exercise price, the number of shares subject to each award, and the exercisability of the awards. The Committee also has the power to determine the persons to whom and the time or times at which awards will be made and to make all other determinations and take all other actions advisable for the administration of the Plan. The Committee may appoint a plan administrator (the “plan administrator”), who will have the authority to administer the day-to-day operations of the Plan and to make certain ministerial decisions without Committee approval as provided in the Plan or pursuant to resolutions adopted by the Committee. The plan administrator may not grant awards.

Eligibility. Participation in the Plan is open to employees of the Company or any parent or subsidiary of the Company, non-employee members of the Company’s Board of Directors or non-employee members of the board of directors of any parent or subsidiary of the Company, and consultants and other independent advisors who provide services to the Company (or any parent or subsidiary of the Company). Awards of incentive stock options, however, shall be limited to employees of the Company, its parent, and any subsidiary of the Company. All other awards may be awarded to employees, consultants and directors, provided such consultants and directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. As of March 23, 2023, approximately 140 employees, 7 non-employee members of the Company’s Board of Directors, and other personal service providers of the Company and its subsidiaries were eligible to participate in the Plan. The basis for such participation is that such participation would align their interests with those of the Company’s stockholders.

Stock Subject to the Plan. A total of 4,250,000 shares of Common Stock (upon approval of the Amendment) are reserved for issuance under the Plan. The maximum number of shares of Common Stock (assuming approval of the Amendment) that may be issued pursuant to options intended to be incentive stock options is 4,250,000 shares of Common Stock. The Plan limits non-employee director compensation if issued under the Plan, including cash fees and incentive equity awards (based on their award date fair value), to a maximum of $150,000 in total value during any one fiscal year to any non-employee director for service on the Board of Directors, taken together with any cash fees paid by the Company to such non-employee director during such fiscal year for service on the Board of Directors.

Share Recycling. Shares subject to an outstanding grant are returned to the share reserve and are available for issuance in connection with subsequent grants under the Plan to the extent such shares: (a) are cancelled, forfeited, or settled in cash; (b) are used to pay the exercise price of such grant or any tax-related items arising in connection with vesting, exercise or settlement of such grant; (c) are surrendered pursuant to an exchange program; (d) expire by their terms at any time; or (e) are reacquired by the Company pursuant to a forfeiture provision or repurchase right by the Company.

Types of Awards. The types of awards that may be granted under the Plan, subject to the conditions, limitations, restrictions, vesting and forfeiture provisions determined by the Committee, subject to certain limitations provided in the Plan, are described below.

Incentive Stock Option. An incentive stock option is a stock option that entitles the recipient to purchase shares of the Company’s Common Stock at a fixed exercise price and further meets the requirements of Section 422 of the Code. The recipient’s purchase of shares under an incentive stock option may be conditioned on vesting in accordance with terms and conditions established by the Committee and set forth in an applicable award agreement. Incentive stock options may be granted only to employees of the Company, its parent and any subsidiary of the Company. The exercise price per share of an incentive stock option must not be less than 100% of the fair market value of a share of the Company’s Common Stock on the date of grant. However, an incentive stock option may be awarded with an exercise price lower than 100% of the fair market value in connection with substitute awards. Additionally no incentive stock option will be exercisable after the expiration of ten (10) years from the date the option or stock appreciation right is awarded, or such shorter period specified in the award agreement. No incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of the Company’s total combined voting power or that of any of the Company’s affiliates unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (ii) the term of the incentive stock option does not exceed five years from the date of grant.

Stock Appreciation Rights. A stock appreciation right (“SAR”) entitles the holder to receive an amount equal to the difference between the fair market value of a share of the Company’s Common Stock on the exercise date and the exercise price of the SAR. The exercise price of a SAR will be such price as is determined by the Committee, provided that, if the exercise price is less than one hundred percent (100%) of the fair market value on the date of award, it will otherwise comply with all applicable laws, including Section 409A of the Code. However, a stock appreciation right with an exercise price lower than 100% of the fair market value may be awarded in connection with substitute awards.

Restricted Stock Awards. A restricted stock award is an award of shares of Common Stock that vest in accordance with the terms and conditions established by the Committee and set forth in the applicable award agreement. The purchase price for shares of Common Stock issued pursuant to a restricted stock award, if any, will be determined by the Committee on the date the restricted stock award is awarded and, if permitted by applicable law, no cash consideration will be required in connection with the payment for the purchase price where the Committee provides that payment will be in the form of services previously rendered. Grantees holding restricted stock awards will be entitled to receive all dividends and other distributions paid with respect to such shares, unless the Committee provides otherwise at the time the award is awarded. Any such dividends or distributions will be subject to the same restrictions on transferability and forfeitability as the restricted stock awards with respect to which they were paid.

Restricted Stock Units. A restricted stock unit is a right to receive shares of Common Stock (or their cash equivalent) at a specified date in the future, subject to forfeiture of such right. If the restricted stock unit has not been forfeited, then on the date specified in the restricted stock unit grant, the Company must deliver to the holder of the restricted stock unit unrestricted shares of Common Stock (or their cash equivalent). Each restricted stock unit award will be in such form and will contain such terms and conditions, as the Committee deems appropriate. Unless otherwise determined by the Committee, no purchase price will apply to a restricted stock unit settled in shares. The Committee, in its sole discretion, may settle vested restricted stock units in cash, shares, or a combination of both. The Committee may permit grantees holding restricted stock units to receive dividend equivalent rights on outstanding restricted stock units if, and when, dividends are paid to stockholders on shares of Common Stock. Any such dividend equivalent rights will be subject to the same vesting or performance requirements as the restricted stock units. If the Committee permits dividend equivalent rights to be made on restricted stock units, the terms and conditions for such dividend equivalent rights will be set forth in the applicable award agreement.

Performance-Based Awards. The vesting of performance awards are conditioned on satisfaction of the attainment during a performance period of certain performance goals. Such performance-based awards may include performance-based options, stock appreciation rights, restricted stock, restricted stock units or other awards, including cash-based awards. If the Committee determines the vesting of an award granted to a participant will be subject to the attainment of one or more performance goals prior to the award of any performance award, the Committee will determine and each award agreement will set forth the terms of each performance award. The Committee will determine the extent to which a performance award has been earned in its sole discretion, including the manner of calculating the performance criteria and the measure of whether and to what degree such performance goals have been attained subject to compliance with, and to the extent permitted by, applicable law. The Committee may, subject to compliance with applicable law, reduce or waive any criteria with respect to a performance goal, or adjust a performance goal (or method of calculating the attainment of a performance goal) to take into account unanticipated events, including changes in law and accounting or tax rules, as it deems necessary or appropriate, or to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships. The Committee may also adjust or eliminate the compensation or economic benefit due upon attainment of performance goals in its sole discretion, subject to any limitations contained in the award agreement and under applicable law.

Other Stock-Based Awards. The Company may grant or sell to any participant unrestricted common stock, dividend equivalent rights and/or other awards denominated in or valued by reference to the Company’s common stock under the

Plan. However, dividend equivalent rights will not be awarded in connection with an option or stock appreciation right. A dividend equivalent is a right to receive payments, based on dividends with respect to shares of the Company’s Common Stock.

Other Cash-Based Awards. The Company may grant cash awards under the Plan, including cash awards based upon the attainment of certain performance goals.

Transfer of Awards. Except as expressly provided in the Plan or an applicable award agreement, or otherwise determined by the Committee or the plan administrator, awards awarded under the Plan will not be transferable or assignable by the grantee, other than by will or by the laws of descent and distribution.

Stockholder Rights. No grantee will have any of the rights of a stockholder with respect to any shares of Common Stock until the shares of Common Stock are issued to the grantee, except for any dividend equivalent rights permitted by an applicable award agreement. After shares of Common Stock are issued to the grantee, the grantee will be a stockholder and have all the rights of a stockholder with respect to such shares of Common Stock, including the right to vote and receive all dividends or other distributions made or paid with respect to such shares of Common Stock, subject to any repurchase or forfeiture provisions in any restricted stock award, the terms of the Company’s Trading Policy, and applicable law.

Exchange and Buyout of Awards; Repricings. Subject to the next sentence and the ASX Listing Rules (as applicable), the Committee may conduct an exchange program, which means a program pursuant to which outstanding awards are surrendered, cancelled or exchanged for cash, the same type of award or a different award (or combination thereof) or the exercise price of an outstanding award is increased or reduced. Notwithstanding the foregoing or any other provision of the Plan or otherwise, except pursuant to the provisions relating to capitalization adjustments and substitute awards, in no event will the Committee take any of the following actions without stockholder approval and then only to the extent permitted by applicable law: lowering or reducing the exercise price of an outstanding option and/or outstanding stock appreciation right, cancelling, exchanging or surrendering any outstanding option and/or outstanding stock appreciation right in exchange for cash or another award for the purpose of lowering or reducing the exercise price of the outstanding option and/or outstanding stock appreciation right; cancelling, exchanging or surrendering any outstanding option and/or outstanding stock appreciation right in exchange for an option or stock appreciation right with an exercise price that is less than the exercise price of the original option or stock appreciation right; and any other action that is treated as a repricing under U.S. generally accepted accounting principles. The foregoing stockholder approval requirement may not be amended without stockholder approval.

Clawback. All awards awarded under the Plan will be subject to clawback or recoupment under any clawback or recoupment policy adopted by the Board of Directors or the Committee or required by applicable law during the term of the grantee’s employment or other service with the Company that is applicable to officers, employees, directors or other service providers of the Company. In addition, the Committee may, subject to compliance with applicable law, impose such other clawback, recovery or recoupment provisions in an award agreement as the Committee determines necessary or appropriate.

Fair Market Value. For the purposes of the Plan, “fair market value” means, as of any date, the per share value of the shares determined as follows: if the shares are publicly traded and listed on a national securities exchange in the United States, the closing price on the date of determination on the principal national securities exchange on which the shares are listed or admitted to trading as reported in The Wall Street Journal or such other source as the plan administrator deems reliable, unless another method is approved by the Committee and subject to compliance with applicable law; or if the shares of Common Stock are publicly traded only on the official list of the ASX in the form of CHESS Depositary Interests (“CDIs”), the closing price of a CDI as reported on the ASX on such date, adjusted as necessary to reflect the CDI / per share of Common Stock ratio, or if the CDIs are not traded on the ASX on such date, then on the next preceding day that the CDIs are traded on the ASX, as reported on the ASX on such date, unless another method is approved by the Committee and subject to compliance with applicable law; or if the shares are publicly traded but neither listed nor admitted to trading on a national securities exchange in the United States or the ASX, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the plan administrator deems reliable; or if none of the foregoing is applicable, by the Board of Directors or the Committee in good faith (and in accordance with Section 409A of the Code, as applicable).

Deferrals. To the extent permitted by applicable law, the Committee, in its sole discretion, may determine that the delivery of shares of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any award may be deferred and may establish programs and procedures for deferral elections to be made by grantees. Deferrals by grantees will be made in accordance with Section 409A of the Code, if applicable, and any other applicable law.

Change in Control. In the event of any Change in Control (as defined in the Plan), outstanding awards acquired under the Plan will be subject to the agreement evidencing the Change in Control, which need not treat all outstanding awards in an identical manner. Such agreement, without the grantee’s consent, will provide for one or more of the following with respect to all outstanding awards as of the effective date of such Change in Control: the continuation of an outstanding award by the Company (if the Company is the successor entity); the assumption of an outstanding award by the successor or acquiring entity (if any) of such Change in Control (or by its parents, if any), which assumption, will be binding on all selected grantees; the substitution by the successor or acquiring entity in such Change in Control (or by its parents, if any) of equivalent awards with substantially the same terms for such outstanding awards; the full or partial acceleration of exercisability or vesting and accelerated expiration of an outstanding award and lapse of the Company’s right to repurchase or re-acquire shares acquired under an award or lapse of forfeiture rights with respect to shares acquired under an award; the settlement of such outstanding award (whether or not then vested or exercisable) in cash, cash equivalents, or securities of the successor entity (or its parent, if any) with a fair market value equal to the required amount provided in the definitive agreement evidencing the Change in Control, followed by the cancellation of such awards; or the cancellation of outstanding awards in exchange for no consideration. The Board of Directors will have full power and authority to assign the Company’s right to repurchase or re-acquire or forfeiture rights to such successor or acquiring corporation. In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute awards, as provided above, pursuant to a Change in Control, the Committee will notify the grantee in writing or electronically that such award will be exercisable (to the extent vested and exercisable pursuant to its terms) for a period of time determined by the Committee in its sole discretion, and such award will terminate upon the expiration of such period.

Amendment and Termination. The Plan, as amended, will become effective, on the date it is approved by the stockholders. The Plan was originally effective November 9, 2020. The Committee may amend the Plan or any award in any respect the Committee deems necessary or advisable, subject to the limitations of applicable law and the following restrictions. If required by applicable law, the Company will seek stockholder approval of any amendment of the Plan. The Plan will terminate automatically on November 9, 2030. The Committee may suspend or terminate the Plan at any earlier date at any time. No awards may be awarded under the Plan while the Plan is suspended or after it is terminated. Subject to certain exceptions set forth in the Plan, no amendment, suspension or termination of the Plan or any award may materially impair a grantee’s rights under any outstanding award, except with the written consent of the affected grantee or as otherwise expressly permitted in the Plan.

New Plan Benefits. No awards have been granted and no shares of Common Stock have been issued on the basis of the proposed share increase. Except as noted below, all awards made under the amended Plan will be made at the Committee’s discretion, subject to the terms of the amended Plan. Therefore, the benefits and amounts that will be received or allocated under the amended Plan generally are not determinable at this time.

Plan Benefits. The following table sets forth the number of shares of common stock underlying outstanding awards issued to the officers and directors of the Company under the Plan as of March 28, 2023.

Name and position	Dollar value ($) (2)	Number of units (1)
Executive Group:
Sean Ekins, Interim Chief Financial Officer	—	30,000
Erin Liberto, Chief Commercial Officer	—	60,000
Andrew Quick, Chief Technology Officer	—	60,000
Donna Shiroma, General Counsel	—	60,000
Total Units of Executive Group	—	210,000
Non-Executive Director Group:	—	—
Total Units of all employees in Non-Executive Director Group:	—	291,125
Grand Total Units of Executive Group and Non-Executive Director Group		501,125

(1)	Represents number of options to be granted to each individual subject to shareholder approval.
(2)	Amount not determined as the shares have not been granted and have not been subjected to a Black-Scholes valuation model.

Certain US Federal Income Tax Consequences

The following is a brief summary of certain of the US federal income tax consequences of certain transactions under the Plan based on US federal income tax laws in effect. This summary, which is presented for the information of stockholders considering how to vote on this Proposal and not for Plan participants, is not intended to be complete and does not describe federal taxes other than income taxes, such as Medicare and Social Security taxes, state taxes, local taxes or foreign taxes.

There are generally no US income tax consequences for us or the option holder upon the grant of either an incentive stock option or a non-statutory stock option. In general, when a non-statutory stock option is exercised, the participant will recognize ordinary income equal to the excess of the fair market value of the shares for which the option is exercised on the date of exercise over the aggregate exercise price. Upon the sale of shares acquired from exercising an option, the participant will realize a capital gain (or loss) equal to the difference between the proceeds received and the fair market value of the shares on the date of exercise. The capital gain (or loss) will be a long-term capital gain (or loss) if the participant held the shares for more than a year after the exercise of the option, or otherwise a short-term capital gain (or loss).

In general, when an incentive stock option is exercised, the option holder does not recognize income. If the participant holds the shares acquired upon exercise for at least two years after the grant date and at least one year after exercise, the participant’s gain, if any, upon a subsequent disposition of such shares will be long-term capital gain. (Conversely, a loss will be a long-term capital loss.) The measure of the gain (or loss) is the difference between the proceeds received on disposition and the participant’s basis in the shares. In general, the participant’s basis equals the exercise price.

If a participant disposes of shares acquired by exercising an incentive stock option before satisfying the one and two-year holding periods described above (a “disqualifying disposition”), then: (a) if the proceeds received exceed the exercise price, the participant will (i) realize ordinary income equal to the excess, if any, of the lesser of the proceeds received or the fair market value of the shares on the date of exercise over the exercise price, and (ii) realize capital gain equal to the excess, if any, of the proceeds received over the fair market value of the shares on the date of exercise; or (b) if the proceeds received are less than the exercise price of the incentive stock option, the participant will realize a capital loss equal to the excess of the exercise price over the proceeds received.

When a stock appreciation right is granted, there are no U.S. income tax consequences for us or the recipient. When a stock appreciation right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted stock received on exercise.

The U.S. federal income tax consequences of a grant of restricted stock depend on whether the participant elects to be taxed at the time of grant (an “83(b) election,” named for Section 83(b) of the Code). If the participant does not make an 83(b) election, the participant will not realize taxable income at the time of grant. When the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code, the participant will realize ordinary income equal to the fair market value of the restricted stock at that time over any consideration paid for those shares. If the participant timely makes an 83(b) election, the participant will realize ordinary income at the time of grant in an amount equal to the fair market value of the shares at that time over any consideration paid for those shares, determined without regard to any of the restrictions. If shares are forfeited before the restrictions lapse, the participant will not be entitled to a deduction or any other adjustment. If an 83(b) election has not been made, any dividends received with respect to restricted stock that is subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code generally will be treated as compensation that is taxable as ordinary income to the participant. Upon the sale of restricted stock, the participant will realize a capital gain or loss equal to the difference between the sale proceeds and the income previously realized with respect to the shares. The capital gain (or loss) will be a long-term capital gain (or loss) if the participant held the shares for more than one year after realizing income attributable to the shares, or otherwise a short-term capital gain (or loss).

Restricted stock units will not have U.S. tax consequences for us or the recipient at the time of grant. Income will be realized when the awards vest and are paid in cash or shares. At that time, the participant will realize ordinary income equal to the fair market value of the shares or cash paid to the participant. Upon the sale of shares received in settlement of restricted stock units, the participant will realize a capital gain or loss equal to the difference between the sale proceeds and income previously realized with respect to the shares. The capital gain (or loss) will be a long-term capital gain (or loss) if the participant held the shares for more than one year after realizing income attributable to the shares, or otherwise a short-term capital gain (or loss).

Participants who receive awards of dividend equivalent rights will be required to recognize ordinary income in the amount distributed to the participant pursuant to the award.

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

New Plan Benefits

The future grant of awards, if any, that will be made to eligible individuals under the Plan are subject to the discretion of the plan administrator, and thus it is not possible as of the date of this Proxy Statement to determine the nature or amount of any awards under the Plan that may be subject to future grants to employees, officers and directors of the Company and its subsidiaries or affiliates who will be eligible to participate in the Plan. Therefore, the New Plan Benefits Table is not provided.

ASX Listing Rules

While the Company’s CDIs are listed for trading on the ASX, no amendments can be made to the Plan or the terms of any grant made under it and no grant can be made under the Plan or any other action taken under the Plan unless such relevant action complies with the ASX Listing Rules (to the extent applicable).

Registration with the SEC

If the Amendment is approved by stockholders, the Company intends to file a Registration Statement on Form S-8 with the Securities and Exchange Commission with respect to relating to the issuance of shares under the Plan with respect to the shares of the Company’s Common Stock to be registered pursuant to the amended plan as soon as reasonably practicable following stockholder approval.

Vote Required

Approval of this Proposal requires a number of “FOR” votes that is a majority of the votes cast by the holders of the Company’s shares of Common Stock entitled to vote on the Proposal, with abstentions counting as votes against the Proposal.

Board of Directors Recommendation

The Company’s Board of Directors recommends that stockholders approve this Proposal No. 12 because appropriate equity incentives are important to attract and retain high quality service providers, to link compensation to Company performance, to encourage employee and director ownership in the Company, and to align the interests of participants to those of stockholders.

In addition, the Board of Directors recommends that stockholders vote in favor of this Proposal No. 12 so that the issue of equity securities under and subject to the terms of the Plan can be made in reliance on ASX Listing Rule 7.2, Exception 13(b) and therefore the issue of equity securities under the Plan will not reduce the Company’s 15% placement capacity under ASX Listing Rule 7.1 during the three years following the approval of this Proposal No. 12.

If this Proposal No. 12 is approved by stockholders, the Amendment will be effective as of the date of the Annual Meeting and will increase the number of shares of Common Stock available for issuance under the Plan from 1,750,000 to 4,250,000 and the Company may issue an additional 2,500,000 shares of Common Stock (in total under the Plan) pursuant to the various awards that may be made under the Plan during the three year period following such approval in reliance on ASX Listing Rule 7.2, Exception 13(b).

If this Proposal No. 12 is not approved by stockholders, the Amendment will not be effective and therefore the maximum number of shares of Common Stock available for issuance under the Plan will remain at 1,750,000. In addition, any equity securities issued by the Company under the Plan after November 9, 2023 will need to be counted towards the Company’s 15% placement capacity for the purposes of ASX Listing Rule 7.1. Given that the Company obtained stockholder approval for the issuance of equity securities under the Plan for the purposes of ASX Listing Rule 7.2 Exception 13(b) on November 9, 2020 at the 2020 AGM, the Company may continue to issue equity securities under the Plan up to November 9, 2023 in reliance on ASX Listing Rule 7.2 Exception 13(b).

Voting Exclusion Statement

The Company will disregard any votes cast in favor of this Proposal No. 12 by or on behalf of any person who is eligible to participate in the Plan or an associate of those persons.

However, the Company need not disregard a vote cast in favor of this Proposal No. 12 by:

•	a person as proxy or attorney for a person who is entitled to vote on the resolution, in accordance with directions given to the proxy or attorney to vote on the resolution in that way; or

•

the chair of the annual meeting as proxy or attorney for a person who is entitled to vote on the resolution, in accordance with a direction given to the chair to vote on the resolution as the chair decides; or

•	a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:

•	the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on the resolution; and

•	the holder votes on the resolution in accordance with directions given by the beneficiary to the holder to vote in that way.

Proposal No. 13

APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN AND THE ISSUANCE OF SECURITIES UNDER THE EMPLOYEE STOCK PURCHASE PLAN

Upon the recommendation of the Compensation Committee, on February 21, 2023, the Board of Directors unanimously approved the Avita Medical, Inc. Employee Stock Purchase Plan (the “ESPP”), subject to approval by stockholders at this Annual Meeting. If approved, the ESPP will provide employees of the Company and its participating subsidiaries the opportunity to acquire an ownership interest in the Company through the purchase of the Company’s Common Stock at a price below current market price. The ESPP is intended to be a qualified “employee stock purchase plan” under Section 423 of the Code.

Background

The Company is seeking the approval of stockholders of the ESPP in order to provide employees of the Company and its participating subsidiaries with the opportunity to acquire a proprietary interest in the Company’s growth and performance, to generate an increased incentive to contribute to the Company’s future success and to enhance its ability to attract and retain qualified individuals.

The Company is also seeking the approval of stockholders for the purposes of ASX Listing Rule 7.2, Exception 13(b) in relation to the issue of equity securities under the ESPP for a period of three years commencing on the date that this Proposal No. 13 is approved.

ASX Listing Rule 7.1 provides that a company must not, subject to specified exceptions, issue or agree to issue more equity securities during any 12-month period than that amount which represents 15% of the number of fully paid ordinary securities on issue at the commencement of that 12 month period without stockholder approval. ASX Listing Rule 7.2 sets out a number of exceptions to ASX Listing Rule 7.1. Relevantly, Exception 13(b) in ASX Listing Rule 7.2 provides an exception to ASX Listing Rule 7.1, being an issue of equity securities under an employee incentive scheme if, within three years before the date of issue, the stockholders of the Company approved the issue of equity securities under the scheme. The ESPP will be treated as an “employee incentive scheme” for the purposes of the ASX Listing Rules. Accordingly, if this Proposal No. 13 is approved by stockholders for the purposes of ASX Listing Rule 7.2, Exception 13(b), it will have the effect of enabling the equity securities issued under the ESPP during the period of three years following the date that this Proposal No. 13 is approved to be automatically excluded from the formula used to calculate the number of securities which the Company may issue in any 12 month period under ASX Listing Rule 7.1 (15% placement capacity) without stockholder approval.

If this Proposal No. 13 is approved by stockholders, the ESPP will be effective as of the date of the Annual Meeting and the Company may issue up to a maximum of 1,000,000 shares of Common Stock under the ESPP, pursuant to options granted under the ESPP during the three-year period following such approval in reliance on ASX Listing Rule 7, Exception 13(b).

If this Proposal No. 13 is not approved by stockholders, the ESPP will not be implemented.

ASX Listing Rule 7.2

If approval of this Proposal No. 13 is obtained, the approval in relation to ASX Listing Rule 7.2, Exception 13 has a three-year life span. Accordingly, if the ESPP is approved by stockholders pursuant to this Proposal No. 13, it is the current intention of the Company to seek to refresh the approval for the purposes of ASX Listing Rule 7.2, Exception 13(b) in three years’ time so that the issue of equity securities under the ESPP will not reduce the Company’s 15% placement capacity for a further three years.

For the purposes of ASX Listing Rule 7.2, Exception 13(b), the Company confirms the following information:

•	a summary of the material terms of the ESPP is set out below;

•	as the ESPP is a new employee stock purchase plan to be adopted by the Company, there have been no securities issued under the ESPP since the Company was listed on the ASX;

•

the maximum number of equity securities proposed to be issued under the ESPP following the approval of this Proposal No. 13 is 1,000,000 shares of Common Stock, pursuant to options granted under the ESPP (subject to any capitalization adjustment (as described below) and any other applicable provisions in the ESPP); and

•	a voting exclusion statement in relation to Proposal No. 13 is set out below.

Summary of Material Terms of the ESPP

The following is a summary of the principal features of the ESPP. The following summary of the ESPP does not purport to be a complete description of all of the provisions of the ESPP. It is qualified in its entirety by reference to the complete text of the ESPP, which is attached to this Proxy Statement as Annexure B.

Administration. The Compensation Committee of the Board of Directors (the “Committee”) has authority to administer, interpret and implement the terms of the ESPP. The Committee may delegate its powers under the ESPP to any person or persons as a third party administrator as necessary or appropriate to administer and operate the ESPP. References to the Committee herein will mean any appointed third party administrator as well. The Committee will have the discretion to set the terms of each offering in accordance with the provisions of the ESPP, to designate any subsidiaries of the Company to participate in the ESPP, to make all determinations regarding the ESPP, including eligibility, and otherwise administer the ESPP.

Number of Authorized Shares. A total of 1,000,000 shares of Common Stock have been reserved under the ESPP, for issue pursuant to options to be granted under the ESPP, subject to adjustment in the event of any significant change in the Company’s capitalization, such as a stock split, a combination or exchange or shares, or a stock dividend or other distribution. In this respect, where the ASX Listing Rules apply, any such adjustment must be made in accordance with the ASX Listing Rules.

Eligibility and Participation. All of the employees, excluding part-time and temporary employees, generally are eligible to participate in the ESPP (unless otherwise determined by Committee as a current Australian employee). As of the date of filing of this Proxy Statement, approximately 140 employees (including 5 executive officers) would be eligible to participate in the ESPP. For purposes of the ESPP, part-time and temporary employees are those employees who are customarily employed by us or any participating subsidiary for less than thirty (30) hours per week or less than five (5) months in any calendar year. In addition, an employee may not be granted rights to purchase stock under the ESPP if such employee would:

•	immediately after any grant of purchase rights, own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of capital stock; or

•	hold rights to purchase stock under all of the employee stock purchase plans that would accrue at a rate that exceeds $25,000 worth of the Company’s stock for each calendar year.

Offering Periods. The ESPP will be implemented by consecutive offering periods, each of which being six (6) months in duration, with a new offering period commencing on the first day of the relevant offering period and terminating on the last day of the relevant offering period. Unless otherwise determined by the Committee, offering periods will run from June 1st through November 30th and from December 1st through May 31st. The Committee may change the duration, frequency, start date, and end date of offering periods, provided that offering periods may not exceed 27 months.

Payroll Deductions. Except as otherwise provided by the Committee, up to a maximum of 15% of a participant’s eligible “compensation” (as defined in the ESPP), may be contributed by payroll deductions toward the purchase of shares of Common Stock during each offering period. A participant may elect to increase or decrease the rate of such contributions during any subsequent enrollment period by following electronic or other procedures prescribed by the Committee. Any such new rate of contribution will become effective on the first day of the first offering period following the completion such form. A participant may not change his or her rate of contributions during an offering period. Payroll deductions are held by the Company and do not accrue interest.

Exercise of Purchase Rights. Amounts deducted and accumulated by the participant will be used to purchase whole shares of the Company’s Common Stock at the end of each offering period. No fractional shares of Common Stock may be purchased but amounts remaining in a participant’s account will be returned to the participant as soon as administratively practicable. The purchase price of the shares will be 85% (or such other percentage determined by the Committee that is not less than 85%) of the fair market value of the Company’s Common Stock on the first trading day of the offering period or on the last day of the offering period, whichever is lower. On the Record Date, the closing sales price of the Company’s Common Stock as reported on the NASDAQ Stock Market under the symbol RCEL was $[                ] per share. The maximum number of shares of Common Stock purchasable per participant during any single offering period may not exceed 2,000 shares of Common Stock (or such other limit as may be imposed by the Committee), subject to adjustment in the event of certain changes in the Company’s capitalization.

Withdrawals. Under procedures established by the Committee, a participant may withdraw from the ESPP during an offering period at least 15 days before the purchase date. If a participant withdraws from the ESPP during an offering period, his or her accumulated contributions will be refunded without interest. If a participant withdraws from an offering, no payroll deductions will be made for any subsequent offering period unless the participant re-enrolls.

Termination of Employment; Change in Employment Status. If a participant ceases to be an eligible employee at least 30 days prior to a purchase date, contributions for the participant will be discontinued and any amounts credited to the participant’s account will be promptly refunded, without interest.

Transferability. Purchase rights granted under the ESPP are not transferable by a participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant.

Amendment and Termination. The Committee in its discretion may amend, suspend or terminate the ESPP at any time. Unless sooner terminated, the ESPP will terminate at the earlier of the time that all of the shares reserved under the ESPP have been issued under the terms of the ESPP or on the tenth (10th) anniversary of the effective date of the ESPP. The ESPP also includes provisions related to the impact on the ESPP in case of a dissolution of the Company or certain other corporate transactions. While the Company’s shares of Common Stock (or CDIs) are listed for trading on any stock exchange or market (including, without limitation, ASX and the Nasdaq Stock Market), the Company and the Committee must not make any amendments to the ESPP or any option granted to a participant under the ESPP or take any other action unless such action complies with the relevant rules of such stock exchanges.

New Plan Benefits. As of the date of this Proxy Statement, no options to purchase shares of Common Stock have been granted under the ESPP. Benefits received by participants under the ESPP, including our executive officers, are not currently determinable because participation in the ESPP is voluntary and the benefits are subject to the market price of the Common Stock at future dates.

Certain US Federal Income Tax Consequences

The following is a brief summary of certain US federal income tax consequences of certain transactions under the ESPP. The following summary is based upon an interpretation of present federal tax laws and regulations and may be inapplicable if such laws and regulations are changed. This summary is not intended to be exhaustive or constitute tax advice and does not describe state, local or foreign tax consequences, nor does it describe the consequences to any particular participant.

It is the intention of the Company that the ESPP qualify as an “employee stock purchase plan” under Code Section 423. The provisions of the ESPP, accordingly, will be construed in a manner consistent with the requirements of that Section of the Code. The Company believes that the following federal income consequences normally will apply with respect to the ESPP.

The payroll deductions withheld from a participant’s pay under the ESPP will be taxable income to the participant and must be included in the participant’s gross income for federal income tax purposes in the year in which such amounts otherwise would have been received.

A participant will not be required to recognize any income for federal income tax purposes either at the time the participant is granted an option (which will be on the first day of the offering period) or by virtue of the exercise of the option (which will take place on the last day of such offering period). The federal income tax consequences of a sale or disposition of shares acquired under the ESPP depend in part on the length of time the shares are held by a participant before such sale or disposition. If a participant disposes of shares purchased under the ESPP more than two years after the offering date, the participant will be required to report as ordinary compensation income for the taxable year of disposition or death an amount equal to the lesser of (a) the excess of the fair market value of the shares at the time of disposition over the applicable purchase price, or (b) 15 percent of the fair market value of the shares on the offering date. Any gain on the disposition in excess of the amount treated as ordinary compensation income generally will be capital gain. In the case of such a disposition, the company will not be entitled to any deduction from income.

If a participant disposes of shares purchased under the ESPP within two years after the offering date, the participant will be required to report the excess of the fair market value of the shares on the purchase date over the applicable purchase price as ordinary compensation income for the year of disposition. The amount of such ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of shares after such basis adjustment will be a capital gain or loss. A capital gain or loss will be long-term if the participant holds the shares for more than one year after the purchase date. In the event of such a disposition, the company generally will be entitled to a deduction from income in the year of such disposition equal to the amount the employee is required to report as ordinary compensation income.

Registration with the SEC

If the ESPP is approved by stockholders, the Company intends to file a Registration Statement on Form S-8 with the Securities and Exchange Commission with respect to relating to the issuance of shares under the ESPP.

ASX Listing Rules

While the Company’s CDIs are listed for trading on the ASX, no amendments can be made to the ESPP or the terms of any grant/offer made under it and no grant/offer can be made under the ESPP or any other action taken under the ESPP unless such relevant action complies with the ASX Listing Rules (to the extent applicable).

Vote Required

Approval of this Proposal requires a number of “FOR” votes that is a majority of the votes cast by the holders of the Company’s shares of Common Stock entitled to vote on the Proposal, with abstentions counting as votes against the Proposal.

Board of Directors Recommendation

The Company’s Board of Directors recommends that stockholders approve the ESPP under this Proposal No. 13 so that the Company and its participating subsidiaries may provide employees with the opportunity to acquire a proprietary interest in the Company’s growth and performance, to generate an increased incentive to contribute to the Company’s future success and to enhance its ability to attract and retain qualified individuals.

In addition, the Company’s Board of Directors recommends that stockholders vote in favor of this Proposal No. 13 so that the issue of equity securities under and subject to the terms of the ESPP can be made in reliance on ASX Listing Rule 7.2, Exception 13(b) and therefore the issue of equity securities under the ESPP will not reduce the Company’s 15% placement capacity under ASX Listing Rule 7.1 during the three years following the approval of this Proposal No. 13.

If this Proposal No. 13 is approved by stockholders, the ESPP will be effective as of the date of the Annual Meeting and the Company may issue up to a maximum of 1,000,000 shares of Common Stock (pursuant to options granted) under the ESPP during the three-year period following such approval in reliance on ASX Listing Rule 7.2, Exception 13(b).

If this Proposal No. 13 is not approved by stockholders, the ESPP will not be implemented.

Voting Exclusion Statement

The Company will disregard any votes cast in favor of this Proposal No. 13 by or on behalf of any person who is eligible to participate in the ESPP or an associate of those persons.

However, the Company need not disregard a vote cast in favor of this Proposal No. 13 by:

•	a person as proxy or attorney for a person who is entitled to vote on the resolution, in accordance with directions given to the proxy or attorney to vote on the resolution in that way; or

•

the chair of the annual meeting as proxy or attorney for a person who is entitled to vote on the resolution, in accordance with a direction given to the chair to vote on the resolution as the chair decides; or

•	a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:

•	the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on the resolution; and

•	the holder votes on the resolution in accordance with directions given by the beneficiary to the holder to vote in that way.

Proposal 14

SAY ON PAY

ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT UNDER “EXECUTIVE COMPENSATION”

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) provides stockholders with the opportunity to vote, on an advisory basis, to approve the Company’s compensation policies. The Board of Directors believes that the Company’s compensation policies and procedures are aligned with the long-term interests of stockholders. As described in detail under the Executive Compensation discussion section in the Annual Report on Form 10K, which was filed with the SEC and ASX on February 23, 2023 (United States)/February 24, 2023 (Australia) (“Form 10-K”) and provided in this Proxy Statement, the Company believe that its compensation program is designed to support the Company’s long-term business strategies and creation of stockholder value by emphasizing long-term alignment with stockholders and pay-for-performance. You are encouraged to read the Executive Compensation discussion contained herein for additional details on the Company’s executive compensation, including its philosophy and objectives and the 2022 compensation of its named executive officers. This non-binding advisory “say-on-pay” vote gives you as a stockholder the opportunity to endorse the Company’s executive compensation program through the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Executive Compensation discussion, compensation tables and narrative discussion contained in the Company’s Annual Report on Form 10-K and this Proxy Statement is hereby APPROVED.”

As an advisory vote, this Proposal is non-binding. However, the Board of Directors and the Compensation Committee value the opinions of stockholders and will consider the outcome of the vote when making future compensation decisions for the named executive officers.

The Board of Directors recommends a vote “FOR” the advisory approval of the compensation of the Company’s named executive officers as disclosed in the Company’s Annual Report on Form 10-K and herein under the heading “Executive Compensation.”

Vote Required

Non-binding, advisory approval of the advisory proposal on the compensation of our named executive officers as disclosed in the “Executive Compensation” discussion section in the Annual Report on the Form 10-K and in this Proxy Statement requires the affirmative vote of the holders of a majority in voting power of the shares of stock of the Company present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the same effect as votes “AGAINST” this Proposal, whereas “broker non-votes” will not be counted for the purposes of determining whether this advisory proposal has been approved.

The Board recommends a vote “FOR” the approval on an advisory basis of the compensation of the Company’s named executive officers.

OTHER MATTERS

The Board of Directors does not know of any matters other than those mentioned above to be presented at the meeting. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his or her best judgment.

ANNUAL REPORT

The Company’s annual report to stockholders concerning its operations during the year ended December 31, 2022, including audited financial statements, is available at the Company’s website at www.avitamedical.com and is also available at the SEC’s website at www.sec.gov. The annual report is not incorporated in the proxy statement and is not to be considered a part of the soliciting material.

UPON WRITTEN REQUEST, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2022 TO EACH STOCKHOLDER OF RECORD, TO EACH HOLDER OF CDIS OR TO EACH STOCKHOLDER WHO OWNED THE COMPANY’S COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER, AS NOMINEE, AT THE CLOSE OF BUSINESS ON APRIL 18, 2023, 2023, AT 5:00 P.M. (PACIFIC DAYLIGHT TIME) (BEING APRIL 18, 2023, 2023, AT 10:00 A.M. AEST). ANY REQUEST BY A STOCKHOLDER OR CDI HOLDER FOR THE COMPANY’S ANNUAL REPORT ON FORM 10-K SHOULD BE SENT TO INVESTOR RELATIONS AT AVITA MEDICAL, INC., 28159 AVENUE STANFORD, SUITE 220, VALENCIA, CALIFORNIA 91355.

REQUIREMENTS FOR STOCKHOLDER PROPOSALS TO BE BROUGHT BEFORE THE 2024

ANNUAL MEETING OF STOCKHOLDERS

Stockholders’ proposals intended to be presented at next year’s Annual Meeting of Stockholders must be submitted in writing to the Company’s Secretary at AVITA Medical, Inc., 28159 Avenue Stanford, Suite 220, Valencia, California 91355 no later than December 18, 2023 for inclusion in the Company’s proxy statement and form of proxy for that meeting, in addition to satisfying the foregoing requirements under the Bylaws.

Notice of any director nomination or other proposal that you intend to present at the 2024 annual meeting of stockholders, but do not intend to have included in the proxy statement and form of proxy relating to the 2024 annual meeting of stockholders, must be delivered to the Company’s Secretary at 28159 Avenue Stanford, Suite 220, Valencia, California, 91355 no earlier than the close of business on February 3, 2024 and not later than the close of business on March 3, 2024. In addition, your notice must set forth the information required by the Bylaws with respect to each director nomination or other proposal that you intend to present at the 2024 annual meeting of stockholders.

To comply with the universal proxy rules, in addition to satisfying the requirements under the Bylaws, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 3, 2024 In addition, all proposals will need to comply with Rule 14a-8 of the Exchange Act, which lists the requirements for the inclusion of stockholder proposals in Company-sponsored proxy materials.

The proxy solicited by the Company for the 2024 Annual Meeting of Stockholders will confer discretionary authority on the Company’s proxies to vote on any proposal presented by a stockholder at that meeting for which the Company has not been provided with notice on or prior to December 18, 2023 (or a reasonable time before the Company begins to send its proxy materials).

This section is subject to and qualified entirely by the requirements for stockholder proposals set forth in the Company’s Bylaws. A copy of the Company’s Bylaws is available upon written request to the Company’s Secretary at 28159 Avenue Stanford, Suite 220, Valencia, California, 91355.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

SEC rules require us to disclose any transaction or currently proposed transaction in which the Company is a participant and in which any related person has or will have a direct or indirect material interest involving the lesser of $120,000 or 1% of the average of the Company’s total assets as of the end of the last two completed fiscal years. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company’s Common Stock, or an immediate family member of any of those persons. Since July 1, 2020, the Company has not participated in any such related party transaction.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act requires the Company’s directors and certain of its executive officers and persons who beneficially own more than 10% of the Company’s common shares to file reports of and changes in ownership with the SEC. Based solely on the Company’s review of copies of SEC filings it has received or filed, the Company believes that each of its directors, executive officers, and beneficial owners of more than 10% of the shares satisfied the Section 16(a) filing requirements during the year ended December 31, 2022.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly, and special reports, proxy statements and other information with the SEC. Stockholders may read and copy any reports, statements, or other information that the Company files at the SEC’s public reference room in Washington, D.C. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room. The Company’s public filings are also available from commercial document retrieval services and at the SEC’s website located at http://www.sec.gov.

Copies of announcements made by the Company to the ASX are available on ASX’s website (www.asx.com.au).

STOCKHOLDERS AND CDI HOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE THEIR SHARES (INCLUDING SHARES REPRESENTED BY CDIS) AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED [INSERT DATE]

STOCKHOLDERS AND CDI HOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.

By Order of the Board of Directors,

/s/ Donna Shiroma
Donna Shiroma
General Counsel and Secretary

ANNEXURE A

AMENDMENT NO. 1 TO THE 2020 OMNIBUS INCENTIVE PLAN

This Amendment No. 1, dated March 15, 2023 (this “Amendment”), amends the 2020 Omnibus Incentive Plan (the “Plan”), of AVITA Medical, Inc. (formerly known as AVITA Therapeutics, Inc.), a Delaware corporation (the “Company”), subject to approval of the stockholders of the Company, as set forth below. Defined terms used herein, but not otherwise defined in this Amendment, shall have the meanings ascribed to them in the Plan.

WHEREAS, the Plan was previously approved by the stockholders of the Company and became effective on September 9, 2020;

WHEREAS, 1,750,000 shares of Common Stock were reserved for issuance under the Plan, each of which could be granted as Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock Grants, Restricted Stock Unit Grants, Performance Grants, and Other Grants (“Grants”);

WHEREAS, pursuant to Section 15.2 of the Plan, the Committee may amend the Plan in any respect it deems necessary or advisable, if required by Applicable Law, including any securities law or requirement issued by the New York Stock Exchange, Nasdaq Stock Market and the Financial Industry Regulatory Authority; and

WHEREAS, the Board has determined that it is advisable and in the best interest of the Company to amend the Plan to increase the number of shares of Common Stock authorized for issuance and the number of shares that may be issued as Grants, as described in this Amendment.

NOW, THEREFORE, the Plan is hereby amended as follows, subject to and effective upon approval by the stockholders of the Company at the Special Meeting of Stockholders on June 6, 2023:

The first sentence of Section 2.1 of the Plan, “Number of Shares Available”, is hereby amended to read as follows:

2.1

Number of Shares Available. Subject to any Capitalization Adjustment and any other applicable provisions in the Plan, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will not exceed 2,500,000 Shares (the “Share Reserve”).

A-1

IN WITNESS WHEREOF, each of the parties has executed, or caused to be executed, this Amendment as of the date first written above.

Compensation Committee:

Lou Panaccio	Professor Suzanne Crowe
Dated:	Dated:

Jeremy Curnock Cook	Jan Stern Reed
Dated:	Dated:

A-2

ANNEXURE B

AVITA MEDICAL, INC.

EMPLOYEE STOCK PURCHASE PLAN

1.	PURPOSE

This Avita Medical, Inc. Employee Stock Purchase Plan is to encourage and to enable Eligible Employees of the Company and its Participating Subsidiaries, through payroll deductions, to acquire proprietary interests in the Company through the purchase and ownership of shares of Common Stock. The Company intends that this Plan qualify as an “employee stock purchase plan” under Code Section 423 and this Plan shall be interpreted in a manner that is consistent with that intent. Notwithstanding the foregoing, the Company makes no undertaking to, nor representation that it shall, maintain the qualified status of the Plan.

2.	DEFINITIONS

“Account” means a bookkeeping account established and maintained to record the amount of funds accumulated pursuant to the Plan with respect to a Participant for the purpose of purchasing Shares under the Plan.

“Administrator” means the Board, the Compensation Committee of the Board, or any other committee designated by the Board to administer the Plan from time to time. If no committee is designated by the Board to administer the Plan, the Board shall be the Administrator.

“ASX” means ASX Limited (ABN 98 008 624 691), or the securities market which it operates, as the context requires.

“ASX Listing Rules” means the official listing rules of the ASX.

“Board” means the Board of Directors of the Company, as constituted from time to time.

“CDI” means a CHESS Depositary Interest, being a unit of beneficial ownership in one-fifth of a share of Common Stock in the Company or such other ratio as may be adopted by the Company from time to time.

“Code” means the U.S. Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include, as applicable, any regulations and guidance promulgated under such Code section.

“Common Stock” means the common stock of the Company, par value [$0.001] per share.

“Company” means AVITA Medical, Inc., a Delaware Corporation, and any successor or assign.

“Compensation” means, except as may otherwise be determined by the Administrator consistent with the requirements of Section 423 of the Code, base salary, wages, annual bonuses and commissions paid to an Eligible Employee by the Company or a Participating Subsidiary as compensation for services to the Company or Participating Subsidiary, before deduction for any salary deferral contributions made by the Eligible Employee to any tax-qualified or nonqualified deferred compensation plan, including overtime, vacation pay, holiday pay, jury duty pay, and funeral leave pay, but excluding education or tuition reimbursements, imputed income arising under any group insurance or benefit program, travel expenses, business and relocation expenses, income received in connection with stock options or other equity-based awards, and any other non-cash remuneration.

“Corporate Transaction” means a merger, consolidation, acquisition of property or stock, separation, reorganization, or other corporate event described in Code Section 424.

“Designated Broker” means the financial services firm or other agent designated by the Company to maintain ESPP Share Accounts on behalf of Participants who have purchased shares of Common Stock under this Plan.

“Effective Date” means the date as of which this Plan is adopted by the Board, subject to this Plan obtaining stockholder approval in accordance with Section 19.11 hereof.

“Employee” means any natural person who renders services to the Company or a Participating Subsidiary as an employee pursuant to an employment relationship with such employer. For purposes of this Plan, the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave, or other leave of absence approved by the Company or a Participating Subsidiary that meets the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three (3) months, or such other period of time specified in Treasury Regulation Section 1.421-1(h)(2), and the individual’s right to re-employment is not guaranteed by statute or contract, the employment relationship shall be deemed to have terminated on the first day immediately after such three (3)-month period, or such other period specified in Treasury Regulation Section 1.421-1(h)(2).

“Eligible Employee” means each Employee except the following, who shall not be eligible to participate under the Plan: (i) an employee who is customarily employed by the Company or a Participating Subsidiary for twenty (20) hours per week or less, or (ii) an employee who is customarily employed by the Company or a Participating Subsidiary for not more than five (5) months per calendar year. Consistent with the requirements of Code Section 423, the Administrator may (A) select a shorter time period than those specified in clauses (i) - (ii), and (B) exclude highly compensated employees with compensation above a specified level or who are subject to Section 16 of the Securities Exchange Act of 1934, in each case to be applied in an identical manner for an Offering. No employee shall be deemed an “Eligible Employee” if the employee is a citizen or resident of a foreign jurisdiction and (i) the grant of an option under the Plan or Offering to such employee is prohibited under the laws of such foreign jurisdiction, or (ii) compliance with the laws of such foreign jurisdiction would cause the Plan or Offering to violate the requirements of Section 423 of the Code.

“Enrollment Form” means an agreement between the Company and an Eligible Employee in such written, electronic, or other format and/or pursuant to such written, electronic, or other process as may be established by the Administrator from time to time, pursuant to which an Eligible Employee may elect to enroll in this Plan, to authorize a new level of payroll deductions, or to stop payroll deductions and withdraw from an Offering Period.

“Enrollment Period” means that period of time prescribed by the Administrator, which period shall conclude prior to the Grant Date, during which Eligible Employees may elect to participate in an Offering Period. The duration and timing of Enrollment Periods may be changed or modified by the Administrator from time to time.

“ESPP Share Account” means an account into which Common Stock purchased with accumulated payroll deductions at the end of an Offering Period are held on behalf of a Participant.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the shares of Common Stock as determined in the immediately following sentences. If the shares are listed on any established stock exchange or a national market system in the United States, including, without limitation, the New York Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing price of a share (or if no sales were reported, the closing price on the first Trading Day immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal. If the shares are traded in an over-the-counter market, the Fair Market Value shall be the average of the closing bid and asked prices for the shares in such over-the-counter market for such date or, if such date is not a Trading Day, the last preceding date on which there was a sale of such Common Stock in such market. In the absence of an established market for the shares, the Fair Market Value shall be determined in good faith by the Administrator and such determination shall be conclusive and binding on all persons.

“Grant Date” means the first Trading Day of each Offering Period as designated by the Administrator.

“Offering or Offering Period” means a period of six (6) months beginning June 1 and December 1 of each year; provided, however, that, pursuant to Section 5, the Administrator may change the duration of future Offering Periods (subject to a maximum Offering Period of twenty-seven (27) months) and/or the start and end dates of future Offering Periods.

“Participant” means an Eligible Employee who is actively participating in this Plan.

“Participating Subsidiaries” means the Subsidiaries that have been designated as eligible to participate in this Plan, and such other Subsidiaries that may be designated by the Administrator from time to time in its sole discretion.

“Plan” means this AVITA Medical, Inc. Employee Stock Purchase Plan, as set forth herein, and as amended from time to time.

“Purchase Date” for an Offering Period means the last Trading Day of the Offering Period, or such other day(s) during the Offering Period as determined by the Administrator.

“Purchase Price” means an amount equal to the lesser of (i) eighty-five percent (85%) (or such greater percentage as designated by the Administrator) of the Fair Market Value of a share of Common Stock on the Grant Date or (ii) eighty-five percent (85%) (or such greater percentage as designated by the Administrator) of the Fair Market Value of a share of Common Stock on the Purchase Date, provided that the Purchase Price per share of Common Stock will in no event be less than the par value of the Common Stock.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Subsidiary” means any corporation, domestic or foreign, of which not less than fifty percent (50%) of the combined voting power is held by the Company or a Subsidiary, whether or not such corporation exists now or is hereafter organized or acquired by the Company or a Subsidiary. In all cases, the determination of whether an entity is a Subsidiary shall be made in accordance with Code Section 424(f).

“Trading Day” means any day on which the national stock exchange upon which the Common Stock is listed in the United States is open for trading or, if the Common Stock is not listed on an established stock exchange or national market system in the United States, a business day, as determined by the Administrator in good faith.

3.	ADMINISTRATION

3.1 General. Subject to applicable law, including the ASX Listing Rules, this Plan shall be administered by the Administrator, which shall have full authority, in its sole discretion, to take any actions it deems necessary or advisable for the administration of the Plan, including, without limitation:

3.1.1 Interpreting and construing the Plan; prescribing, adopting, amending, suspending, waiving, and rescinding rules and regulations as it deems appropriate to administer and implement the Plan; correcting any defect or supplying any omission or reconciling any inconsistency or ambiguity in the Plan; and making all other decisions and determinations necessary and advisable in administering the Plan;

3.1.2 Making determinations relating to eligibility;

3.1.3 Determining the Purchase Price;

3.1.4 Establishing the timing and length of Offering Periods; and

3.1.5 Taking any other actions necessary or desirable for the administration of the Plan, including adopting sub-plans applicable to particular Participating Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Code Section 423.

All decisions shall be final and binding on all persons. All expenses of administering this Plan shall be borne by the Company. The Board may take any action under this Plan that would otherwise be the responsibility of the Administrator.

3.2 Delegation. To the extent necessary or appropriate, the Administrator may delegate any of its duties or responsibilities under the Plan as they pertain to a Participating Subsidiary to such Participating Subsidiary. The Administrator (or any Participating Subsidiary with the consent of the Administrator) may appoint or engage any person or persons as a third party administrator to perform ministerial functions pertaining to the issuance, accounting, recordkeeping, forfeiture, exercise, communication, transfer, or any other functions or activities necessary or appropriate to administer and operate this Plan.

4.	ELIGIBILITY

4.1 General. Unless otherwise determined by the Administrator in a manner that is consistent with Code Section 423, any individual who is an Eligible Employee as of the first day of the Enrollment Period for a particular Offering Period shall be eligible to participate in such Offering Period, subject to the requirements of Code Section 423.

4.2 Eligibility Restrictions. Notwithstanding any provision of this Plan to the contrary, no Eligible Employee shall be granted an option under this Plan if (i) immediately after the grant of the option, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Code Section 424(d)) would own capital stock of the Company or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary or (ii) such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Code Section 423) of the Company and its Subsidiaries to accrue at a rate that exceeds twenty-five thousand dollars ($25,000) of the Fair Market Value of such stock (determined at the time the option is granted) for each calendar year in which such option is outstanding at any time.

5.	OFFERING PERIODS

This Plan shall be implemented by a series of Offering Periods, each of which shall be six (6) months in duration, with new Offering Periods commencing on or about June 1 and December 1 of each year (or such other times as determined by the Administrator). The Administrator shall have the authority to change the duration, frequency, start date, and end date of Offering Periods.

6.	PARTICIPATION

6.1 Enrollment; Payroll Deductions. An Eligible Employee may elect to participate in this Plan by properly completing the prescribed Enrollment Form and submitting it to the Company, in the format and pursuant to the process prescribed by the Administrator during the Enrollment Period of the Offering Period to which it relates. Participation in this Plan is entirely voluntary. By submitting an Enrollment Form, the Eligible Employee authorizes payroll deductions from his or her paycheck in an amount equal to at least one percent (1%), but not more than fifteen percent (15%) (or such other maximum percentage as the Administrator may establish from time to time before an Offering Period begins) of his or her Compensation on each pay day occurring during an Offering Period. Payroll deductions shall commence on the first payroll date after the Grant Date and end on the last payroll date on or before the Purchase Date. The Company shall maintain records of all payroll deductions in such Participant’s Account, but shall have no obligation to pay interest on payroll deductions or to hold such amounts in a trust or in any segregated account. Unless expressly permitted by the Administrator, a Participant may not make any separate contributions or payments to this Plan.

6.2 Election Changes. During an Offering Period, a Participant may not change his or her rate of payroll deductions applicable to such Offering Period unless the Administrator determines otherwise. To make such a change, the Participant must submit a new Enrollment Form authorizing the new rate of payroll deductions at least fifteen (15) days before the Purchase Date. A Participant may decrease or increase his or her rate of payroll deductions for future Offering Periods by submitting a new Enrollment Form authorizing the new rate of payroll deductions at least fifteen (15) days before the start of the next Offering Period.

6.3 Automatic Re-enrollment. The deduction rate selected in the Enrollment Form shall remain in effect for subsequent Offering Periods unless the Participant (i) submits a new Enrollment Form authorizing a new level of payroll deductions in accordance with Section 6.2, (ii) withdraws from this Plan in accordance with Section 10, or (iii) terminates employment or otherwise becomes ineligible to participate in this Plan.

7.	GRANT OF OPTION

On each Grant Date, each Participant in the applicable Offering Period shall be granted an option to purchase, on the Purchase Date, a number of shares of Common Stock determined by dividing the Participant’s accumulated payroll deductions by the applicable Purchase Price; provided, however, that in no event shall any Participant purchase more than 5,000 shares of Common Stock during an Offering Period (subject to adjustment in accordance with Section 18 and the limitations set forth in Section 4.2 and 13).

8.	EXERCISE OF OPTION/PURCHASE OF SHARES

A Participant’s option to purchase shares of Common Stock shall be exercised automatically on the Purchase Date of each Offering Period. The Participant’s accumulated payroll deductions shall be used to purchase the maximum number of whole shares that can be purchased with the amounts in the Participant’s Account, subject to the limitations set forth in this Plan. No fractional shares may be purchased, but, unused payroll deductions remaining in a Participant’s Account at the end of an Offering Period (i.e., by reason of the inability to purchase a fractional share), as well as any accumulated payroll deductions that remain in a Participant’s Account after applying the limitations of Section 4.2 and Section 7, shall be returned to the Participant as soon as administratively practicable.

9.	TRANSFER OF SHARES

As soon as reasonably practicable after each Purchase Date, the Company shall arrange for the delivery to each Participant of the shares of Common Stock purchased upon exercise of his or her option. The Administrator may permit or require that the shares be deposited directly into an ESPP Share Account established in the name of the Participant with a Designated Broker and may require that the shares of Common Stock be retained with such Designated Broker for a specified period of time. Participants shall not have any voting, dividend, or other rights of a stockholder with respect to the shares of Common Stock subject to any option granted hereunder until such shares have been delivered pursuant to this Section 9.

10.	WITHDRAWAL

10.1 Withdrawal Procedure. A Participant may withdraw from an Offering by submitting to the Company a revised Enrollment Form indicating his or her election to withdraw at least twenty one (21) days before the Purchase Date. The accumulated payroll deductions held on behalf of a Participant in his or her Account (that have not been used to purchase shares of Common Stock) shall be paid to the Participant promptly after receipt of the Participant’s Enrollment Form indicating his or her election to withdraw and the Participant’s option shall be automatically terminated. If a Participant withdraws from an Offering Period, no payroll deductions shall be made during any succeeding Offering Period, unless the Participant re-enrolls in accordance with Section 6.1.

10.2 Effect on Succeeding Offering Periods. A Participant’s election to withdraw from an Offering Period shall not have any effect upon his or her eligibility to participate in succeeding Offering Periods that commence after the completion of the Offering Period from which the Participant withdraws.

11.	TERMINATION OF EMPLOYMENT; CHANGE IN EMPLOYMENT STATUS

Upon termination of a Participant’s employment from the Company and the Participating Subsidiaries for any reason or at any other time, or a change in the Participant’s employment status after which the Participant is no longer an Eligible Employee, which in either case occurs at least thirty days before the Purchase Date, the Participant shall be deemed to have withdrawn from this Plan and the payroll deductions in the Participant’s Account (that have not been used to purchase shares of Common Stock) shall be returned to the Participant, or in the case of the Participant’s death, to the person(s) entitled to such amounts under Section 17, and the Participant’s option shall be automatically terminated. If the Participant’s termination of employment or change in status occurs within thirty days before a Purchase Date, the accumulated payroll deductions shall be used to purchase shares on the Purchase Date.

12.	INTEREST

No interest shall accrue on or be payable with respect to the payroll deductions of a Participant in this Plan.

13.	SHARES RESERVED FOR PLAN

13.1 Number of Shares. A total of 1,000,000 shares of Common Stock have been reserved as authorized for the grant of options under this Plan. The shares of Common Stock may be newly issued shares, treasury shares, or shares acquired on the open market. If an option under this Plan expires or is terminated unexercised for any reason, the shares as to which such option so expired or terminated again may be made subject to an option under this Plan.

13.2 Oversubscribed Offerings. The number of shares of Common Stock that a Participant may purchase in an Offering under this Plan may be reduced if the Offering is oversubscribed. No option granted under this Plan shall permit a Participant to purchase shares of Common Stock that, if added together with the total number of shares of Common Stock purchased by all other Participants in such Offering, would exceed the total number of shares of Common Stock remaining available under this Plan. If the Administrator determines that, on a particular Purchase Date, the number of shares of Common Stock with respect to which options are to be exercised exceeds the number of shares of Common Stock then available under this Plan, the Company shall make a pro rata allocation of the shares of Common Stock remaining available for purchase in as uniform a manner as practicable and as the Administrator determines to be equitable.

14.	TRANSFERABILITY

No payroll deductions credited to a Participant, nor any rights with respect to the exercise of an option or any rights to receive Common Stock hereunder, may be assigned, transferred, pledged, or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 17) by the Participant. Any attempt to assign, transfer, pledge, or otherwise dispose of such rights or amounts shall be without effect.

15.	APPLICATION OF FUNDS

All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose to the extent permitted by applicable law, and the Company shall not be required to segregate such payroll deductions or contributions.

16.	STATEMENTS

Participants shall be provided with statements at least annually that shall set forth the contributions made by the Participant to this Plan, the Purchase Price of any shares of Common Stock purchased with accumulated funds, the number of shares of Common Stock purchased, and any payroll deduction amounts remaining in the Participant’s notional account.

17.	DESIGNATION OF BENEFICIARY

A Participant may file, on forms supplied by the Administrator, a written designation of beneficiary who is to receive any shares of Common Stock and cash in respect of any fractional shares of Common Stock, if any, from the Participant’s ESPP Share Account under this Plan in the event of such Participant’s death. In addition, a Participant may file, on forms supplied by the Administrator, a written designation of beneficiary who is to receive any cash withheld through payroll deductions and credited to the Participant’s notional account in the event of the Participant’s death before the Purchase Date of an Offering Period.

18.	ADJUSTMENTS FOR CHANGES IN CAPITALIZATION; DISSOLUTION OR LIQUIDATION; CORPORATE TRANSACTIONS

18.1 Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the Company’s structure affecting the Common Stock occurs, then in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, the Administrator shall, in such manner as it deems equitable, adjust the number of shares and class of Common Stock that may be delivered under this Plan, the Purchase Price per share, and the number of shares of Common Stock covered by each outstanding option under this Plan, and the numerical limits of Section 7 and Section 13. In this respect, where the ASX Listing Rules apply, the Administrator shall make such adjustments as are necessary and in accordance with the ASX Listing Rules to the number of shares and class of Common Stock that may be delivered under this Plan, the Purchase Price per share, and the number of shares of Common Stock covered by each outstanding option under this Plan, and the numerical limits of Section 7 and Section 13 and such other adjustments as are appropriate in the discretion of the Administrator and in accordance with the ASX Listing Rules.

18.2 Dissolution or Liquidation. Unless otherwise determined by the Administrator, in the event of a proposed dissolution or liquidation of the Company, any Offering Period then in progress shall be shortened by setting a new Purchase Date and the Offering Period shall end immediately before the proposed dissolution or liquidation. The new Purchase Date shall be before the date of the Company’s proposed dissolution or liquidation. Before the new Purchase Date, the Administrator shall provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option shall be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 10.

18.3 Corporate Transactions. In the event of a Corporate Transaction, the then-current Offering Period shall be shortened by setting a new Purchase Date on which the Offering Period shall end. The new Purchase Date shall occur before the date of the Corporate Transaction. Before the new Purchase Date, the Administrator shall provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option shall be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 10.

19.	GENERAL PROVISIONS

19.1 Equal Rights and Privileges. Notwithstanding any provision of this Plan to the contrary and in accordance with Code Section 423, all Eligible Employees who are granted options under this Plan for an Offering shall have the same rights and privileges with respect to that Offering.

19.2 No Right to Continued Service. Neither this Plan nor any compensation paid hereunder shall confer on any Participant the right to continue as an Employee or in any other capacity.

19.3 Rights as Stockholder. A Participant shall become a stockholder with respect to the shares of Common Stock that are purchased pursuant to options granted under this Plan when the shares are transferred to the Participant’s ESPP Share Account. A Participant shall have no rights as a stockholder (including to participate in the new issues of shares to existing holders of shares of Common Stock) with respect to shares of Common Stock for which an election to participate in an Offering Period has been made until such Participant becomes a stockholder as provided above.

19.4 Successors and Assigns. This Plan shall be binding on the Company and its successors and assigns.

19.5 Entire Plan. This Plan constitutes the entire plan with respect to the subject matter hereof and supersedes all prior plans with respect to the subject matter hereof.

19.6 Compliance with Law. The obligations of the Company with respect to payments under this Plan are subject to compliance with all applicable laws and regulations (including the ASX Listing Rules, to the extent applicable). Common Stock shall not be issued with respect to an option granted under this Plan unless the exercise of such option and the issuance and delivery of the shares of Common Stock pursuant thereto shall comply with all applicable provisions of law, including the Securities Act, the Exchange Act, and the requirements of any stock exchange upon which the shares may then be listed. While the Company’s shares of Common Stock (or CDIs) are listed for trading on any stock exchange or market (including, without limitation, ASX and the Nasdaq Stock Market), the Company and the Administrator must not make any amendments to this Plan or any option granted to any Participant under this Plan or take any other action unless such action complies with the relevant rules of such stock exchanges.

19.7 Notice of Disqualifying Dispositions. Each Participant shall give the Company prompt written notice of any disposition or other transfer of shares of Common Stock acquired pursuant to the exercise of an option acquired under this Plan, if such disposition or transfer is made within two (2) years after the applicable Grant Date or within one (1) year after the applicable Purchase Date.

19.8 Term of Plan. This Plan shall become effective on the Effective Date and, unless terminated earlier pursuant to Section 19.9, shall have a term of ten (10) years.

19.9 Amendment or Termination. The Administrator may, in its sole discretion, amend, suspend, or terminate this Plan at any time and for any reason. If this Plan is terminated, the Administrator may elect to terminate all outstanding Offering Periods either immediately or once shares of Common Stock have been purchased on the next Purchase Date (which may, in the discretion of the Administrator, be accelerated) or permit Offering Periods to expire in accordance with their terms (and subject to any adjustment in accordance with Section 18). If any Offering Period is terminated before its scheduled expiration, all amounts that have not been used to purchase shares of Common Stock shall be returned to Participants (without interest, except as otherwise required by law) as soon as administratively practicable.

19.10 Applicable Law. The laws of the State of Delaware shall govern all questions concerning the construction, validity, and interpretation of this Plan, without regard to such state’s conflict of law rules.

19.11 Stockholder Approval. This Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date this Plan is adopted by the Board.

19.12 Code Section 423. This Plan is intended to qualify as an “employee stock purchase plan” under Code Section 423. Any provision of this Plan that is inconsistent with Code Section 423 shall be reformed to comply with Code Section 423.

19.13 Withholding. To the extent required by applicable Federal, state, or local law, a Participant must make arrangements satisfactory to the Company for the payment of any withholding or similar tax obligations that arise in connection with this Plan.

19.14 Severability. If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

19.15 Plan Construction. In this Plan, unless otherwise stated, the following uses apply: (i) references to a statute or law shall refer to the statute or law and any amendments and any successor statutes or laws, and to all regulations promulgated under or implementing the statute or law, as amended, or its successors, as in effect at the relevant time; (ii) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to and including”; (iii) indications of time of day shall be based upon the time applicable to the location of the principal headquarters of the Company; (iv) the words “include,” “includes” and “including” mean “include, without limitation,” “includes, without limitation” and “including, without limitation,” respectively; (v) all references to articles and sections are to articles and sections in this Plan; (vi) all words used shall be construed to be of such gender or number as the circumstances and context require; (vii) the captions and headings of articles and sections have been inserted solely for convenience of reference and shall not be considered a part of this Plan, nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions; (viii) any reference to an agreement, plan, policy, form, document, or set of documents, and the rights and obligations of the parties under any such agreement, plan, policy, form, document, or set of documents, shall mean such agreement, plan, policy, form, document, or set of documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions, or replacements thereof; and (ix) all accounting terms not specifically defined shall be construed in accordance with GAAP.

19.16 Number of options. At all times while the Company is subject to the ASX Listing Rules, the Company may not grant options to purchase Common Stock under this Plan if to do so would result in there being more options granted than underlying Common Stock in the Company, except as permitted under the ASX Listing Rules.

19.17 Type of option. At all times while the Company is subject to the ASX Listing Rules, no option to purchase Common Stock that is granted under this Plan can be exercisable over a percentage of the Company’s capital.

19.18 Amendment or cancellation of options. While the Company is subject to the ASX Listing Rules: (i) under no circumstances may the terms of any outstanding option be amended or modified so as to have any of the following effects unless the amendment or modification is made to comply with the ASX Listing Rules or unless otherwise permitted by the ASX Listing Rules or by a waiver granted by the ASX: (1) reducing the Purchase Price of an option; (2) increasing the Offering Period or any period of exercise of an option; or (3) increasing the number of shares of Common Stock received on exercise of an option. Further, any other amendment or modification to the terms of any option (ie any amendment or modification that is not prohibited pursuant to the first sentence of this section 19.18) can only be made with stockholder approval or on the provision of a waiver granted by ASX from the ASX Listing Rules; and (ii) under no circumstances may any amendment or modification be made to the terms of an option which has the effect of cancelling the option unless: (1) stockholder approval has been obtained for the cancellation of the option; (2) no consideration is provided to the Participant in connection with the cancellation of the option; or (3) the amendment or modification is made to comply with the ASX Listing Rules.

19.19 Compliance with ASX Listing Rules. Notwithstanding any other provision in this Plan, while the Company is listed on the ASX, the rights of a person holding options and the terms of any such option must be amended by the Company to the extent necessary to comply with the ASX Listing Rules applying to a reorganization of capital at the time of the reorganization, and each Participant that is granted an option under this Plan is deemed to have consented to any such amendments. To the extent that the terms of the relevant option granted to a Participant do not permit the option to be treated in accordance with the ASX Listing Rules, the terms of that option so granted must be amended so that the option can be treated in accordance with the ASX Listing Rules.